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                                                                    EXHIBIT 99.1


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                          AGREEMENT AND PLAN OF MERGER

                           Dated as of July 24, 2003,

                                      Among

                               ROCHE HOLDING LTD,

                         66 ACQUISITION CORPORATION II,

                            IGEN INTERNATIONAL, INC.

                                       And

                         IGEN INTEGRATED HEALTHCARE, LLC

================================================================================

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                                TABLE OF CONTENTS

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                                                              ARTICLE I

                                                             The Merger

SECTION 1.01. The Merger ................................................................................       3
SECTION 1.02. Closing ...................................................................................       4
SECTION 1.03. Effective Time.............................................................................       4
SECTION 1.04. Effects ...................................................................................       5
SECTION 1.05. Certificate of Incorporation and By-laws...................................................       5
SECTION 1.06. Directors .................................................................................       5
SECTION 1.07. Officers ..................................................................................       5

                                                             ARTICLE II

                        Effect on the Capital Stock of the Constituent Corporations; Exchange of Certificates

SECTION 2.01. Effect on Capital Stock....................................................................       5
SECTION 2.02. Exchange of Certificates...................................................................       8
SECTION 2.03. Company Convertible Debentures.............................................................      15
SECTION 2.04. Company Warrants...........................................................................      15

                                                             ARTICLE III

                                                        Related Transactions

SECTION 3.01. Restructuring of Assets and Assumption of Liabilities......................................      15
SECTION 3.02. Ongoing Litigation Agreement...............................................................      16

                                                             ARTICLE IV

                                            Representations and Warranties of the Company

SECTION 4.01. Organization, Standing and Power...........................................................      17
SECTION 4.02. Capital Structure; Subsidiaries............................................................      17
SECTION 4.03. Newco .....................................................................................      20
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                                                                              ii

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SECTION 4.04. Authority; Execution and Delivery; Enforceability..........................................      20
SECTION 4.05. No Conflicts; Consents.....................................................................      22
SECTION 4.06. Intellectual Property......................................................................      24
SECTION 4.07. Brokers; Schedule of Fees and Expenses.....................................................      27
SECTION 4.08. Opinion of Financial Advisor...............................................................      27
SECTION 4.09. SEC Filings ...............................................................................      27
SECTION 4.10. Financial Statements.......................................................................      28
SECTION 4.11. Disclosure Documents.......................................................................      29
SECTION 4.12. Litigation ................................................................................      29
SECTION 4.13. Absence of Certain Changes.................................................................      30
SECTION 4.14. Employee Matters Generally; Company Benefit Plans..........................................      32
SECTION 4.15. No Undisclosed Material Liabilities........................................................      33
SECTION 4.16. Transactions with Related Persons..........................................................      33
SECTION 4.17. Compliance with Law and Judgments..........................................................      35
SECTION 4.18. Environmental Matters......................................................................      35
SECTION 4.19. Tax Matters ...............................................................................      35
SECTION 4.20. Newco Solvency.............................................................................      37
SECTION 4.21. Limitation ................................................................................      37

                                                              ARTICLE V

                                          Representations and Warranties of Parent and Sub

SECTION 5.01. Organization, Standing and Power...........................................................      38
SECTION 5.02. Sub .......................................................................................      38
SECTION 5.03. Authority; Execution and Delivery; Enforceability..........................................      39
SECTION 5.04. No Conflicts; Consents.....................................................................      39
SECTION 5.05. Brokers ...................................................................................      41
SECTION 5.06. Financing .. ..............................................................................      41
SECTION 5.07. Financial Statements.......................................................................      41
SECTION 5.08. Stock Ownership; Interested Stockholders...................................................      41

                                                             ARTICLE VI

                                              Covenants Relating to Conduct of Business

SECTION 6.01. Conduct of Business........................................................................      41
SECTION 6.02. No Solicitation............................................................................      46
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                                                             ARTICLE VII

                                                        Additional Agreements

SECTION 7.01. Preparation of the Proxy Statement, the Newco Form S-4 and the Newco Form 8-A; Company
                Stockholders Meeting ....................................................................      50
SECTION 7.02. Access to Information; Confidentiality.....................................................      52
SECTION 7.03. Reasonable Best Efforts; Notification......................................................      53
SECTION 7.04. Stock Options..............................................................................      54
SECTION 7.05. Certain Claims.............................................................................      55
SECTION 7.06. Fees and Expenses..........................................................................      57
SECTION 7.07. Public Announcements.......................................................................      59
SECTION 7.08. Transfer Taxes.............................................................................      59
SECTION 7.09. Rights Agreement; Consequences if Rights Triggered.........................................      59
SECTION 7.10. Listing of Newco Common Stock..............................................................      60
SECTION 7.11. Modifications to the License Agreement.....................................................      60
SECTION 7.12. Standstill ................................................................................      60
SECTION 7.13. Pending Litigation.........................................................................      61
SECTION 7.14. Company Secured Notes......................................................................      61
SECTION 7.15. Restructuring..............................................................................      62
SECTION 7.16. Notices of Certain Events..................................................................      62
SECTION 7.17. Company Financing Transaction..............................................................      63

                                                            ARTICLE VIII

                                                        Conditions Precedent

SECTION 8.01. Conditions to Each Party's Obligation to Effect the Merger.................................      63
SECTION 8.02. Conditions to Obligations of Parent and Sub................................................      64
SECTION 8.03. Conditions to Obligations of the Company and Newco.........................................      66
SECTION 8.04. Frustration of Closing Conditions..........................................................      67

                                                             ARTICLE IX

                                                  Termination, Amendment and Waiver

SECTION 9.01. Termination ...............................................................................      67
SECTION 9.02. Effect of Termination......................................................................      69
SECTION 9.03. Amendment .................................................................................      69
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SECTION 9.04.  Extension; Waiver..........................................................................     70
SECTION 9.05.  Procedure for Termination, Amendment, Extension or Waiver..................................     70

                                                              ARTICLE X

                                                         General Provisions

SECTION 10.01. Nonsurvival of Representations and Warranties.............................................      71
SECTION 10.02. Notices ..................................................................................      71
SECTION 10.03. Definitions ..............................................................................      72
SECTION 10.04. Interpretation............................................................................      78
SECTION 10.05. Severability..............................................................................      78
SECTION 10.06. Counterparts..............................................................................      79
SECTION 10.07. Entire Agreement; No Third-Party Beneficiaries............................................      79
SECTION 10.08. Governing Law.............................................................................      79
SECTION 10.09. Assignment ...............................................................................      79
SECTION 10.10. Enforcement; Consent to Service of Process................................................      80
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                                                                               v

                             Index of Defined Terms

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
Acquiring Person................................................................  Company Rights Agreement
affiliate.......................................................................             Section 10.03
Agreement.......................................................................                  Preamble
Appraisal Shares................................................................           Section 2.01(d)
Assumed Liabilities.............................................................   Restructuring Agreement
Authorized Agent................................................................          Section 10.10(b)
Cash Amount.....................................................................              Section 7.17
Certificates....................................................................           Section 2.02(b)
Certificate of Merger...........................................................              Section 1.03
Closing.........................................................................              Section 1.02
Closing Date....................................................................              Section 1.02
Code............................................................................                  Recitals
Commercial Agreements...........................................................             Section 10.03
Company.........................................................................                  Preamble
Company Benefit Plan............................................................           Section 4.14(c)
Company Board...................................................................           Section 4.04(b)
Company By-laws.................................................................              Section 4.01
Company Capital Stock...........................................................           Section 4.02(a)
Company Charter.................................................................              Section 4.01
Company Common Stock............................................................                  Recitals
Company Convertible Debentures..................................................           Section 4.02(a)
Company Derivative Securities...................................................           Section 4.02(a)
Company Disclosure Letter.......................................................                Article IV
Company Records.................................................................   Restructuring Agreement
Company Rights..................................................................           Section 4.02(a)
Company Rights Agreement........................................................           Section 4.02(a)
Company SEC Filings.............................................................           Section 4.09(a)
Company Secured Notes...........................................................              Section 7.14
Company Series A Preferred Stock................................................           Section 4.02(a)
Company Series B Preferred Stock................................................           Section 4.02(a)
Company Stockholder Approval....................................................           Section 4.04(c)
Company Stockholders Meeting....................................................           Section 7.01(b)
Company Stock Option............................................................           Section 7.04(c)
Company Stock Plans.............................................................           Section 7.04(c)
Company Subsidiaries............................................................           Section 4.02(b)
Company Takeover Proposal.......................................................           Section 6.02(h)
Company Warrants................................................................           Section 4.02(a)
Confidentiality Agreement.......................................................              Section 7.02
Consent.........................................................................           Section 4.05(b)
Continuing Licensee Subsidiary..................................................   Restructuring Agreement
Contract........................................................................           Section 4.05(a)
Court of Appeals Opinion........................................................             Section 10.03
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                                                                              vi

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Covenants Not To Sue............................................................             Section 10.03
Covenant Payment................................................................                  Recitals
Covered ECL Technology..........................................................             Section 10.03
Cut-Off Date....................................................................              Section 7.17
Damages Payment.................................................................                  Recitals
DGCL............................................................................              Section 1.01
Distribution Date...............................................................  Company Rights Agreement
Effective Time..................................................................              Section 1.03
Environmental Law...............................................................             Section 10.03
ERISA...........................................................................           Section 4.14(a)
ERISA Affiliate.................................................................           Section 4.14(a)
Excess Shares...................................................................           Section 2.02(e)
Exchange Act....................................................................           Section 4.05(b)
Exchange Agent..................................................................           Section 2.02(a)
Exchange Fund...................................................................           Section 2.02(a)
Exchange Ratio..................................................................           Section 2.01(c)
FHLR............................................................................             Section 10.03
Final Judgment..................................................................           Section 3.02(b)
GAAP............................................................................              Section 4.10
Governmental Entity.............................................................           Section 4.05(b)
Hazardous Material..............................................................             Section 10.03
HSR Act.........................................................................           Section 4.05(b)
Hyperion........................................................................           Section 4.16(e)
ICS.............................................................................           Section 4.16(e)
Improvements License Agreement..................................................             Section 10.03
Insolvent.......................................................................             Section 10.03
Intellectual Property Rights....................................................             Section 10.03
Intended Treatment..............................................................                  Recitals
I/R Agreements..................................................................   Restructuring Agreement
Judgment........................................................................           Section 4.05(a)
June 30 Royalty Payment.........................................................                  Recitals
JW..............................................................................             Section 10.03
JW Consulting...................................................................             Section 10.03
Law.............................................................................           Section 4.05(a)
Letter Agreement................................................................              Section 7.02
Liabilities.....................................................................             Section 10.03
License Agreement...............................................................   Restructuring Agreement
Licensed Intellectual Property Rights...........................................             Section 10.03
License Litigation..............................................................             Section 10.03
Liens...........................................................................           Section 4.02(b)
Limited Mutual Release and Agreement............................................             Section 10.03
Loan............................................................................              Section 7.17
Merger..........................................................................                  Recitals
Merger Consideration............................................................           Section 2.01(c)
MSD.............................................................................             Section 10.03
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                                                                             vii

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
MSD Agreements..........................................................                     Section 10.03
MSD Consent.............................................................                     Section 10.03
MST.....................................................................                     Section 10.03
Nasdaq..................................................................                   Section 2.02(e)
Newco...................................................................                          Preamble
Newco Common Stock......................................................                          Recitals
Newco Company...........................................................           Restructuring Agreement
Newco Form 8-A..........................................................                   Section 4.05(b)
Newco Form S-4..........................................................                   Section 4.05(b)
Newco Information.......................................................  Post-Closing Covenants Agreement
Newco I/R Agreement.....................................................           Restructuring Agreement
Newco Rights............................................................                     Section 10.03
Newco Shares Trust......................................................                   Section 2.02(e)
New Patent Litigation...................................................                     Section 10.03
1992 License Agreement..................................................                     Section 10.03
Ongoing Litigation Agreement............................................                          Recitals
Option Shares...........................................................                   Section 7.04(a)
Outside Date............................................................                   Section 9.01(b)
Owned Intellectual Property Rights......................................                     Section 10.03
Parent..................................................................                          Preamble
Parent Material Adverse Effect..........................................                     Section 10.03
Parent Note.............................................................                      Section 7.17
PCR License Agreement...................................................                     Section 10.03
PCR Services Agreement..................................................                     Section 10.03
Per Share Cash Merger Consideration.....................................                          Recitals
person..................................................................                     Section 10.03
Post-Closing Covenants Agreement........................................                          Recitals
Proteinix...............................................................                   Section 4.16(e)
Proxy Statement.........................................................                   Section 4.05(b)
R Corp..................................................................                          Recitals
R Diagnostics...........................................................                          Recitals
Related Persons.........................................................                      Section 4.16
Release.................................................................                     Section 10.03
Representatives.........................................................                   Section 6.02(a)
Restructuring...........................................................           Restructuring Agreement
Restructuring Agreement.................................................                          Recitals
RMS.....................................................................                     Section 10.03
R Party ................................................................                     Section 10.03
SEC.....................................................................                   Section 4.05(b)
Section 262.............................................................                   Section 2.01(d)
Securities Act..........................................................                   Section 4.09(c)
Senior Secured Notes
         Purchase Agreement.............................................                     Section 10.03
Shares Acquisition Date.................................................          Company Rights Agreement
Sub.....................................................................                          Preamble
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subsidiary......................................................................             Section 10.03
Subsidiary Securities...........................................................           Section 4.02(b)
Superior Company Proposal.......................................................           Section 6.02(h)
Surviving Corporation...........................................................              Section 1.01
Tax Allocation Agreement........................................................                  Recitals
Taxes...........................................................................           Section 4.19(f)
Taxing Authority................................................................           Section 4.19(f)
Tax Return......................................................................           Section 4.19(f)
Transactions....................................................................              Section 1.01
Transaction Agreements..........................................................             Section 10.03
Transaction Material Adverse Effect.............................................             Section 10.03
Transfer Taxes..................................................................              Section 7.08
Voting Company Debt.............................................................           Section 4.02(a)
Wellstat Biologics..............................................................           Section 4.16(e)
Wellstat Therapeutics...........................................................           Section 4.16(e)
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                                    AGREEMENT AND PLAN OF MERGER dated as of
                           July 24, 2003 (this "Agreement"), among ROCHE HOLDING
                           LTD, a joint stock company organized under the laws
                           of Switzerland ("Parent"), 66 ACQUISITION CORPORATION
                           II, a Delaware corporation ("Sub") and a wholly owned
                           subsidiary of Parent, IGEN INTERNATIONAL, INC., a
                           Delaware corporation (the "Company"), and IGEN
                           INTEGRATED HEALTHCARE, LLC, a Delaware limited
                           liability company ("Newco") and a wholly owned
                           subsidiary of the Company.

                  WHEREAS the respective Boards of Directors of Parent, Sub, the Company and Newco have approved and declared advisable this Agreement and the transactions contemplated hereby on the terms and subject to the conditions set forth in this Agreement and the sole stockholder of Sub has adopted this Agreement;

                  WHEREAS simultaneously with the execution and delivery of this Agreement, the Company, Roche Diagnostics GmbH, a German limited liability company ("R Diagnostics"), Roche Diagnostics Corporation, an Indiana corporation ("R Corp"), MSD (as defined in Section 10.03) and MST (as defined in Section 10.03) are entering into an agreement (the "Ongoing Litigation Agreement") pursuant to which, among other things, R Diagnostics and R Corp shall (a) deliver to the Company payment not later than two business days after the date of this Agreement, by wire transfer to a bank account designated by the Company,
(i) $18,600,000 in immediately available funds (the "Damages Payment") in respect of damages arising out of the License Litigation (as defined in Section 10.03), and (ii) $10,620,000 in immediately available funds for the royalties payment due and payable under the 1992 License Agreement (as defined in Section 10.03) for the quarter ended June 30, 2003 (the "June 30 Royalty Payment"), (b) be entitled to rely on the covenant not to sue with respect to the Licensed ECL Technology (as defined in the 1992 License Agreement (as defined in Section 10.03)) in accordance with the terms of the Ongoing Litigation Agreement until the earlier to occur of the Effective Time (as defined in Section 1.03) and the termination of this Agreement for any reason and (c) deliver to the Company payment, by wire transfer to a bank account designated by the Company, $5,000,000 in

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                                                                               2

immediately available funds (i) not later than two business days after the date of this Agreement and (ii) on the last day of each month ending after August 1, 2003, and prior to the earlier to occur of the Effective Time and the date of termination of this Agreement for any reason (each such payment, a "Covenant Payment" and collectively, the "Covenant Payments"); provided that R Diagnostics shall be obligated in accordance with the Ongoing Litigation Agreement to make a Covenant Payment immediately prior to the Effective Time or not later than two business days after the Merger Agreement is terminated;

                  WHEREAS simultaneously with the execution and delivery of this Agreement, the Company and Newco are entering into an agreement (the "Restructuring Agreement") pursuant to which, prior to the Effective Time, the Restructuring (as defined in the Restructuring Agreement) will be effected, as part of which (a) certain of the assets of the Company will be transferred to Newco or one or more of Newco's subsidiaries and (b) Newco or one or more of its subsidiaries will assume the Assumed Liabilities (as defined in the Restructuring Agreement);

                  WHEREAS on the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Sub will merge with and into the Company (the "Merger") as a result of which (a) a portion of each issued share of common stock, par value $0.001 per share, of the Company (including, except as the context otherwise requires, the associated Company Rights (as defined in Section 4.02(a)), the "Company Common Stock"), not owned by the Company, Parent, Sub or Parent's other subsidiaries shall be converted into the right to receive a number of fully paid and non-assessable shares of common stock, par value $0.001 per share, of Newco (including, except as the context otherwise requires, the associated Newco Rights (as defined in Section 10.03), the "Newco Common Stock"), equal to the Exchange Ratio (as defined in Section 2.01(c)), in exchange for such portion of each share of Company Common Stock that is equal in value to the Newco Common Stock received and (b) the remaining portion of each share of Company Common Stock shall be converted into the right to receive cash in an amount equal to $47.25 (the "Per Share Cash Merger Consideration"), each as herein provided;

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                                                                               3

                  WHEREAS the Company and Parent intend to treat the exchange of Company Common Stock for cash and the exchange of Company Common Stock for Newco Common Stock as a single integrated transaction comprising a taxable sale or exchange of Company Common Stock as described in Section 1001 of the Internal Revenue Code of 1986, as amended (the "Code"), and a complete redemption of the remaining Company Common Stock owned by the relevant shareholders within the meaning of Section 302(b)(3) of the Code, respectively (the "Intended Treatment");

                  WHEREAS simultaneously with the execution and delivery of this Agreement, Parent, the Company and Newco are entering into an agreement (the "Post-Closing Covenants Agreement") that sets forth certain agreements that will govern certain matters that may arise following the Effective Time;

                  WHEREAS simultaneously with the execution and delivery of this Agreement, Parent, Sub, the Company and Newco are entering into an agreement (the "Tax Allocation Agreement") relating to certain Tax (as defined in Section 4.19(f)) matters;

                  WHEREAS simultaneously with the execution and delivery of this Agreement, the parties hereto and their applicable affiliates are entering into certain other agreements relating to the Transactions (as defined in Section 1.01) and certain other commercial arrangements; and

                  WHEREAS Parent, Sub, the Company and Newco desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to establish various conditions to the Merger.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                   The Merger

                  SECTION 1.01. The Merger. On the terms and subject to the conditions set forth in this Agreement, and

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                                                                               4

in accordance with the Delaware General Corporation Law (the "DGCL"), Sub shall be merged with and into the Company at the Effective Time. At the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation"). The Merger and the other transactions contemplated by this Agreement and the other Transaction Agreements (as defined in Section 10.03) are referred to in this Agreement collectively as the "Transactions".

                  SECTION 1.02. Closing. The closing of the Merger (the "Closing") shall take place at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 at 10:00 a.m. on the second business day following the satisfaction (or, to the extent permitted by Law (as defined in Section 4.05(a)), waiver by the applicable party or parties) of the conditions set forth in Article VIII (other than those conditions that by their terms cannot be satisfied until the time of the Closing but subject to the satisfaction (or, to the extent permitted by Law, waiver by the applicable party or parties) of such conditions); provided, however, that if all the conditions set forth in Article VIII shall not have been satisfied (or, to the extent permitted by Law, waived by the applicable party or parties) on such second business day, then the Closing shall take place on the first business day on which all such conditions shall have been satisfied (or, to the extent permitted by Law, waived by the applicable party or parties). The date on which the Closing occurs is referred to in this Agreement as the "Closing Date".

                  SECTION 1.03. Effective Time. Prior to the Closing, the Company shall prepare, and, as soon as practicable on the Closing Date, the Company shall file with the Secretary of State of the State of Delaware, a certificate of merger (the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL. Parent or the Surviving Corporation shall make all other filings or recordings required under the DGCL as soon as practicable on or after the Closing Date. The Merger shall become effective at such time as the Certificate of Merger is duly filed with such Secretary of State, or at such other time as Parent and the Company shall agree and specify in the Certificate of Merger (the time at which the Merger becomes effective being the "Effective Time").

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                                                                               5

                  SECTION 1.04. Effects. The Merger shall have the effects set forth in Section 259 of the DGCL.

                  SECTION 1.05. Certificate of Incorporation and By-laws. (a) The certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended at the Effective Time so that Article IV of such certificate of incorporation is amended to read in its entirety as follows: "The total number of shares of all classes of stock which the corporation shall have authority to issue is 100,000 shares of Common Stock, par value $0.001 per share", and, as so amended, such certificate of incorporation shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

                  (b) The by-laws of Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

                  SECTION 1.06. Directors. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                  SECTION 1.07. Officers. The officers of Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

                                   ARTICLE II

                       Effect on the Capital Stock of the
               Constituent Corporations; Exchange of Certificates

                  SECTION 2.01. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any shares of Company Common Stock or any shares of capital stock of Sub:

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                                                                               6

                  (a) Capital Stock of Sub. Each issued and outstanding share of capital stock of Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation.

                  (b) Cancelation of Treasury Stock and Parent- Owned Stock. Each share of Company Common Stock that is owned by the Company, Parent or Sub shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor. Each share of Company Common Stock that is owned by any subsidiary of the Company or Parent (other than Sub) shall automatically be converted into one fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation.

                  (c) Conversion of Company Common Stock.(i) Subject to Sections 2.01(b), 2.01(d) and 2.02(e), (A) a portion of each issued and outstanding share of Company Common Stock shall be converted into the right to receive, from the Company, one (the "Exchange Ratio") fully paid and nonassessable share of Newco Common Stock in exchange for such portion of each share of Company Common Stock that is equal in value to the Newco Common Stock received and (B) the remaining portion of each issued and outstanding share of Company Common Stock shall be converted into the right to receive, from Parent or Sub, an amount in cash equal to the Per Share Cash Merger Consideration.

                     (ii) The shares of Newco Common Stock and the cash amount payable upon the conversion of shares of Company Common Stock pursuant to this Section 2.01(c) and cash in lieu of fractional shares of Newco Common Stock as contemplated by Section 2.02(e) are referred to collectively as the "Merger Consideration". As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive Merger Consideration and any dividends or other distributions to which such

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                                                                               7

         holder is entitled pursuant to Section 2.02(c) upon surrender of such certificate in accordance with Section 2.02, without interest, and except for the right to receive payments to which such holder is entitled pursuant to Section 2.02(d), without interest.

                  (d) Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares ("Appraisal Shares") of Company Common Stock that are outstanding immediately prior to the Effective Time and that are held by any person who is entitled to demand and properly demands appraisal of such Shares pursuant to, and who complies in all respects with, Section 262 of the DGCL ("Section 262") shall not be converted into Merger Consideration as provided in Section 2.01(c), but rather the holders of Appraisal Shares shall be entitled to payment of the fair value of such Appraisal Shares in accordance with Section 262; provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under
Section 262, then the right of such holder to be paid the fair value of such holder's Appraisal Shares shall cease and such Appraisal Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for the right to receive, Merger Consideration as provided in Section 2.01(c). The Company shall serve prompt notice to Parent of any demands received by the Company for appraisal of any shares of Company Common Stock, and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.

                  (e) Adjustments. If, during the period between the date of this Agreement and the Effective Time, the number of shares of Company Common Stock issued and outstanding changes (or there is established a record date for changing) as a result of a reclassification, recapitalization, stock split or combination, stock dividend, exchange or readjustment of the Company Common Stock, the Per Share Cash Merger Consideration and the

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                                                                               8

Exchange Ratio shall be appropriately adjusted to reflect such reclassification, recapitalization, stock split or combination, stock dividend, exchange or readjustment.

                  (f) Withholding Rights. Any of Parent, the Surviving Corporation, Newco or the Exchange Agent (as defined in Section 2.02(a)) shall be entitled to deduct and withhold from the consideration otherwise payable to any person pursuant to this Article II such amounts as it may be required to deduct and withhold with respect to the making of such payment in accordance with the Intended Treatment under any provision of Federal, state, local or foreign Tax law. To the extent that amounts so deducted or withheld and paid over to the appropriate Taxing Authority (as defined in Section 4.19(f)) are attributable to the portion of the consideration consisting of Newco Common Stock, then the Surviving Corporation, Newco or the Exchange Agent, as the case may be, will be treated as though the applicable payor withheld an appropriate amount of such consideration otherwise payable to a holder of Company Common Stock pursuant to this Agreement and then sold such consideration for an amount of cash equal to its fair market value at the time of such deemed sale and paid such cash proceeds to the appropriate Taxing Authority. All deducted or withheld amounts described in this Section 2.01(f) shall, for all purposes of this Agreement, be treated as having been paid to the applicable holder of the Company Common Stock, Company Convertible Debentures or Company Warrants (Company Convertible Debentures and Company Warrants, each as defined in Section 4.02(a)), as the case may be, in respect of which the Surviving Corporation, Parent or the Exchange Agent, as the case may be, made such deduction and withholding.

                  SECTION 2.02. Exchange of Certificates.(a) Exchange Agent. (i) As of the Effective Time, the Company shall, or Newco shall, on behalf of the Company, deposit in trust with a bank or trust company as may be designated by Parent and reasonably acceptable to the Company (the "Exchange Agent"), for the benefit of the holders of shares of Company Common Stock outstanding immediately prior to the Effective Time, certificates representing the shares of Newco Common Stock (including all shares of Newco Common Stock owned by the Company at the Effective Time, whether as a result of the

Restructuring or otherwise) issuable pursuant to Section 2.01 in exchange for shares of Company Common Stock converted pursuant to this Article II and (ii) Parent shall from time to time as needed deposit in trust with the Exchange Agent for the benefit of holders of shares of Company Common Stock, cash necessary to pay the cash amount of the Merger Consideration payable pursuant to
Section 2.01 in exchange for the shares of Company Common Stock converted pursuant to this Article II (such shares of Newco Common Stock and cash, together with any dividends or other distributions with respect thereto, being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions, deliver the Newco Common Stock and cash contemplated to be issued or paid pursuant to Section 2.01 out of the Exchange Fund. The Exchange Fund shall not be used for any other purpose.

                  (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates (the "Certificates") that immediately prior to the Effective Time represented outstanding shares of Company Common Stock, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent and the Company may reasonably specify prior to the Effective Time) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for Merger Consideration. Upon surrender of a Certificate for cancelation to the Exchange Agent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Newco Common Stock (together with cash in lieu of fractional shares) and the amount of cash that such holder has the right to receive pursuant to the provisions of this Article II, and the Certificate so surrendered shall forthwith be canceled. Until such time as a certificate representing Newco Common Stock is issued to or at the direction of the holder of a surrendered Certificate, such Newco Common Stock shall be deemed not outstanding and shall not be entitled to vote on any matter. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, a certificate representing the appropriate number of whole shares of Newco Common Stock (together with cash in lieu of fractional shares) and the appropriate amount of cash may be issued and paid to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other Taxes required by reason of the issuance of shares of Newco Common Stock and the payment of cash to a person other than the registered holder of such Certificate or establish to the reasonable satisfaction of Parent and Newco that such Taxes have been paid or are not applicable. No interest shall be paid or accrue on any cash payable upon surrender of any Certificate.

                  (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Newco Common Stock with a record date after the Effective Time shall be paid to the holder of any Certificate with respect to the shares of Newco Common Stock issuable upon surrender thereof, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.02(e), until the surrender of such Certificate in accordance with this Article II. Subject to applicable Law, following surrender of any such Certificate, there shall be paid to the holder of the certificate representing whole shares of Newco Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Newco Common Stock to which such holder is entitled pursuant to Section 2.02(e) and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Newco Common Stock, and
(ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Newco Common Stock.

                  (d) No Further Ownership Rights in Company Common Stock. The Merger Consideration paid upon the surrender for exchange of Certificates in accordance with the terms of this
Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time that may have been declared or made by the Company on such shares of Company Common Stock in accordance with the terms of this Agreement or prior to the date of this Agreement and that remain unpaid at the Effective Time, and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificates formerly representing shares of Company Common Stock are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Article II.

                  (e) No Fractional Shares. (i) No certificates or scrip representing fractional shares of Newco Common Stock shall be issued upon the conversion of Company Common Stock pursuant to Section 2.01, and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a holder of Newco Common Stock. For purposes of this Section 2.02(e), all fractional shares to which a single record holder would be entitled as a result of the conversion of all shares of Company Common Stock held by such holder as of the Effective Time under all Certificates shall be aggregated and calculations shall be rounded to three decimal places.

                     (ii) As promptly as practicable following the Effective Time, the Exchange Agent shall determine the excess of (A) the number of shares of Newco Common Stock delivered to the Exchange Agent by the Company or Newco pursuant to Section 2.02(a) over (B) the aggregate number of whole shares of Newco Common Stock to be issued to holders of Company Common Stock pursuant to Section 2.02(b) (such excess being herein called the "Excess Shares"). As soon after the Effective Time as practicable, the Exchange Agent, as agent for the holders of Company Common Stock, shall sell the Excess Shares at then prevailing prices on the Nasdaq Stock Market ("Nasdaq"), if the shares of Newco Common Stock are quoted on Nasdaq, or otherwise on the national securities exchange on which the shares of Newco Common Stock are listed, all in the manner provided in Section 2.02(e)(iii).

                     (iii) The sale of the Excess Shares by the Exchange Agent shall be executed on the Nasdaq or such national securities exchange, as the case may be, and shall be executed in round lots to the extent practicable. The proceeds from such sale or sales available for distribution to the holders of Company Common Stock shall be reduced by the compensation payable to the Exchange Agent and the expenses incurred by the Exchange Agent, in each case, in connection with such sale or sales of the Excess Shares, including all related commissions, Transfer Taxes (as defined in Section 7.08) and other out-of-pocket transaction costs. Until the net proceeds of such sale or sales have been distributed to the holders of Company Common Stock entitled thereto, the Exchange Agent shall hold such proceeds in trust for such holders of Company Common Stock (the "Newco Shares Trust"). The Exchange Agent shall determine the portion of the Newco Shares Trust to which each holder of a Certificate shall be entitled, if any, by multiplying the amount of the aggregate net proceeds comprising the Newco Shares Trust by a fraction, the numerator of which is the amount of the fractional share interest in a share of Newco Common Stock to which such holder is entitled under Section 2.01(c) (or would be entitled but for this Section 2.02(e)) and the denominator of which is the aggregate amount of fractional interests in a share of Newco Common Stock to which all holders of Company Common Stock are entitled.

                     (iv) As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Common Stock in lieu of any fractional share interests in Newco Common Stock, the Exchange Agent shall in accordance with this Article II, make available such amounts, without interest, to the former holders of Company Common Stock entitled to receive such cash.

                  (f) Termination of Exchange Fund and Newco Shares Trust. Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates for 9 months after the Effective Time shall be delivered (i) in the case of shares of Newco Common Stock deposited in the Exchange Fund by the Company or Newco and cash deposited in the Exchange Fund by Newco, to Newco and
(ii) in the case of cash deposited in the Exchange Fund by Parent or the Surviving Corporation, to Parent or the Surviving Corporation, as applicable, in each case upon demand, and any holders of the Certificates who have not theretofore complied with this Article II shall thereafter (x) look only to Newco for, and Newco shall remain liable for, payment of their claim for Newco Common Stock and any dividends or distributions with respect to Newco Common Stock and (y) look only to Parent for, and Parent shall remain liable for, payment of their claim for cash payable pursuant to Section 2.01(c)(i)(B), in each case in accordance with this Article II. Any portion of the Newco Shares Trust that remains undistributed to the holders of the Certificates for 9 months after the Effective Time shall be delivered to Newco, upon demand, and any holder of the Certificates who has not theretofore complied with this Article II shall thereafter look only to Newco for payment of its claim for such cash.

                  (g) No Liability. None of Parent, Sub, the Company, Newco or the Exchange Agent shall be liable to any person in respect of any shares of Newco Common Stock or cash from the Exchange Fund or the Newco Shares Trust delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate has not been surrendered prior to the date on which Merger Consideration in respect of such Certificate (or any dividends or other distributions with respect thereto) would otherwise escheat to or become the property of any Governmental Entity (as defined in Section 4.05(b))), any such shares or cash in respect of such Certificate shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation (with respect to any remaining cash payable pursuant to Section 2.01(c)(i)(B)) and the property of Newco (with respect to any remaining shares of Newco Common Stock and cash related thereto), free and clear of all claims or interest of any person previously entitled thereto.

                  (h) Investment of Exchange Fund and the Newco Shares Trust. The Exchange Agent shall invest any cash included in the Exchange Fund and payable pursuant to Section 2.01(c)(i)(B) as directed by Parent, and any other cash included in the Exchange Fund as directed by Newco, in each case on a daily basis. Pending payment of such funds to the holders of Certificates for shares of Company Common Stock, such funds will be held and shall be invested by the Exchange Agent as directed in accordance with the previous sentence (so long as such directions do not impair the rights of holders of Company Common Stock) in the direct obligations of the United States, obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest or commercial paper rated of the highest quality by Moody's Investors Services, Inc. or Standard & Poor's Corporation. Parent or Newco, as applicable, will promptly replace any monies lost through any investment made in accordance with its instructions pursuant to this Section 2.02(h). If for any reason (including losses) the Exchange Fund or the Newco Shares Trust is inadequate to pay the amounts to which holders of the Company Common Stock shall be entitled under this Article II, Parent and the Surviving Corporation shall in any event be liable for payment thereof (with respect to cash payable pursuant to Section 2.01(c)(i)(B)) and Newco shall in any event be liable for payment thereof (with respect to shares of Newco Common Stock and cash related thereto). The Exchange Fund and the Newco Shares Trust shall not be used except as provided in this Agreement. Any interest and other income resulting from such investments shall be paid to Parent or the Surviving Corporation, as Parent directs (with respect to cash payable pursuant to Section 2.01(c)(i)(B)) and to Newco (with respect to any other cash).

                  (i) Lost, Stolen or Destroyed Certificates. If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent or Newco, the posting by such person of a bond in such reasonable amount as Parent or Newco may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration (and any dividends or other distributions with respect thereto) pursuant to this Article II.

                  SECTION 2.03. Company Convertible Debentures. As of and after the Effective Time, from time to time and at any time upon the conversion of any Company Convertible Debentures by any holder thereof, (a) Newco shall deliver to such holder the number of shares of Newco Common Stock and cash in lieu of fractional shares of Newco Common Stock such holder would have been entitled to receive as if such holder had converted the Company Convertible Debentures into shares of Company Common Stock immediately prior to the Effective Time and (b) Parent shall, or shall cause the Company to, deliver to such holder the amount of cash such holder would have been entitled to receive as if such holder had converted the Company Convertible Debentures into shares of Company Common Stock immediately prior to the Effective Time.

                  SECTION 2.04. Company Warrants. As of and after the Effective Time, from time to time and at any time upon the exercise of any Company Warrants by any holder thereof, (a) Newco shall deliver to such holder the number of shares of Newco Common Stock and cash in lieu of fractional shares of Newco Common Stock as if such holder had exercised the Company Warrant for the shares of Company Common Stock issuable upon exercise of the Company Warrant immediately prior to the Effective Time and (b) Parent shall, or shall cause the Company to, deliver to such holder the amount of cash as if such holder had exercised the Company Warrant for the shares of Company Common Stock issuable upon exercise of the Company Warrant immediately prior to the Effective Time.

                                  ARTICLE III

                              Related Transactions

                  SECTION 3.01. Restructuring of Assets and Assumption of Liabilities. Prior to the Effective Time and pursuant to the terms of the Restructuring Agreement, the Company and the Company Subsidiaries (as defined in

Section 4.02(b)), including Newco, shall consummate the Restructuring upon the terms and subject to the conditions set forth in the Restructuring Agreement.

                  SECTION 3.02. Ongoing Litigation Agreement. (a) Simultaneously with the execution and delivery of the Ongoing Litigation Agreement, Parent shall cause R Diagnostics to pay to the Company the Damages Payment and the June 30 Royalty Payment. The Damages Payment and the June 30 Royalty Payment are non-refundable and irrevocable in all circumstances.

                  (b) Notwithstanding any provision in this Agreement to the contrary, the parties agree that the Damages Payment is made solely with respect to the monetary damages awarded in the License Litigation as set forth in the Court of Appeals Opinion (as defined in Section 10.03) and that, except as provided in the Ongoing Litigation Agreement, neither the Company nor R Diagnostics shall be deemed to have (i) made a settlement with respect to, waived, given-up, compromised, prejudiced or qualified in any manner (A) the right of such person to fully prosecute the New Patent Litigation (as defined in Section 10.03), (B) any rights or interests of such person which are the subject of the New Patent Litigation or (C) any claim made or to be made by such person, whether for damages or otherwise, in the New Patent Litigation or (ii) made a settlement with respect to, waived, given up, compromised, prejudiced or qualified in any manner any of its other rights or interests under the final judgment entered by the United States District Court for the District of Maryland in the License Litigation on February 15, 2002 (the "Final Judgment")(as modified by the Court of Appeals Opinion) or any final judgment entered by the United States District Court for the District of Maryland not inconsistent with the mandate to be returned by the United States Court of Appeals for the Fourth Circuit in connection with the Court of Appeals Opinion.

                                   ARTICLE IV

                  Representations and Warranties of the Company

                  The Company represents and warrants to Parent and Sub that, except (a) as disclosed or set forth in the

Company SEC Filings (as defined in Section 4.09(a)) filed and publicly available prior to the date of this Agreement or (b) as set forth in the letter (with specific reference to the Section of this Agreement to which the information stated in such letter relates and such other Sections to the extent a matter is disclosed in such a way as to make its relevance to the information called for by such other Section reasonably apparent) dated the date of this Agreement, from the Company to Parent and Sub (the "Company Disclosure Letter"), and, in each case subject to Section 4.21:

                  SECTION 4.01. Organization, Standing and Power. Each of the Company, Newco and the Continuing Licensee Subsidiary (as defined in the Restructuring Agreement) is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate or limited liability company powers, as applicable, governmental licenses and Consents (as defined in Section 4.05(b)) required to carry on its business as now conducted, except for any such licenses and Consents the failure of which to have or obtain that, individually or in the aggregate, does not have a Transaction Material Adverse Effect (as defined in Section 10.03). The Company has made available to Parent true and complete copies of the certificate of incorporation of the Company, as amended through the date of this Agreement (as so amended, the "Company Charter"), the by-laws of the Company, as amended through the date of this Agreement (as so amended, the "Company By-laws"), and the certificate of formation and the limited liability company agreement of each of Newco and the Continuing Licensee Subsidiary, in each case, as amended through the date of this Agreement.

                  SECTION 4.02. Capital Structure; Subsidiaries. (a) The authorized capital stock of the Company consists of 50,000,000 shares of Company Common Stock and 10,000,000 shares of Preferred Stock, par value $0.001 per share, of which (x) 600,000 shares are designated as Series A Junior Participating Preferred Stock (the "Company Series A Preferred Stock") and (y) 25,000 shares are designated as Series B Convertible Preferred Stock, par value $0.001 per share (the "Company Series B Preferred Stock" and, together with the Company Common Stock and the Company Series A Preferred Stock, the "Company Capital Stock"). At the close of business on July 17, 2003, (i) 23,775,277 shares of Company Common Stock were issued and outstanding, (ii) no shares of Company Capital Stock were held by the Company in its treasury, (iii) 1,550,509 shares of Company Common Stock were subject to outstanding Company Stock Options (as defined in Section 7.04(c)) and 742,256 additional shares of Company Common Stock were reserved for and subject to issuance pursuant to the Company Stock Plans (as defined in Section 7.04(c)), (iv) 600,000 shares of Company Series A Preferred Stock were reserved for and subject to issuance in connection with the rights (the "Company Rights") issued pursuant to the Rights Agreement dated as of November 6, 1996 (as amended from time to time, the "Company Rights Agreement"), between the Company and The First National Bank of Boston, as Rights Agent, (v) 1,129,032 shares of Company Common Stock were reserved for and subject to issuance upon conversion of the Subordinated Convertible Debentures of the Company (the "Company Convertible Debentures") at a conversion price of $31.00 per share and
(vi) warrants to purchase 282,258 shares of Company Common Stock with an exercise price of $31.00 per share were outstanding (the "Company Warrants"). Except as set forth above, at the close of business on July 17, 2003, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding. There are no outstanding stock appreciation rights linked to the price of Company Common Stock and granted under any Company Stock Plan. Section 4.02(a) of the Company Disclosure Letter sets forth a true and complete list, as of the close of business on July 17, 2003, of all outstanding Company Stock Options, Company Convertible Debentures, Company Warrants and all other rights, if any (collectively, the "Company Derivative Securities"), to purchase or receive Company Common Stock issued or granted by the Company or any Company Subsidiary, the number of shares subject thereto, the grant dates and exercise prices thereof. All outstanding shares of Company Common Stock are, and all such shares that may be issued prior to the Effective Time will be when issued, duly authorized, validly issued, fully paid and nonassessable. Except as set forth above, there are not any bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common

Stock may vote ("Voting Company Debt"). Except as set forth above and except for changes since July 17, 2003, resulting from the exercise or conversion of the Company Derivative Securities outstanding on such date or permitted to be issued pursuant to this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, "phantom" stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts (as defined in Section 4.05(a)), arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any of them is bound (i) obligating the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company or of any Company Subsidiary or any Voting Company Debt or (ii) obligating the Company or any Company Subsidiary to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking. As of the date of this Agreement, there are not any outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any Company Subsidiary. No Company Subsidiary owns any shares of Company Common Stock.

                  (b) Section 4.02(b) of the Company Disclosure Letter lists each subsidiary of the Company (the "Company Subsidiaries"). Each Company Subsidiary (other than Newco and the Continuing Licensee Subsidiary) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent such jurisdiction recognizes such concept) and has all corporate powers, governmental licenses and Consents required to carry on its business as now conducted, except for any such licenses and Consents the failure of which to have or obtain that, individually or in the aggregate, does not have a Transaction Material Adverse Effect. All of the outstanding capital stock of, or other voting securities or ownership interests in, each Company Subsidiary, is owned by the Company, directly or indirectly, free and clear of all pledges, claims, liens, charges, encumbrances, mortgages, security interests and other adverse claims of any kind or nature whatsoever (collectively, "Liens") and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such stock or other securities or ownership interests). There are no outstanding (i) securities of the Company or any Company Subsidiary convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Company Subsidiary or (ii) options or other rights to acquire from the Company or any Company Subsidiary or other obligation of the Company or any Company Subsidiary to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for, any capital stock, voting securities or ownership interests in, any Company Subsidiary (the items in clauses (i) and (ii) being referred to collectively as the "Subsidiary Securities"). There are no outstanding obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any Subsidiary Securities.

                  SECTION 4.03. Newco. Since the date of its formation, Newco has not carried on any business or conducted any operation other than the execution of this Agreement, the other Transaction Agreements to which it is a party and the Commercial Agreements (as defined in Section 10.03) to which it is party, the performance of its obligations hereunder and thereunder and matters ancillary thereto.

                  SECTION 4.04. Authority; Execution and Delivery; Enforceability. (a) Each of the Company and Newco has all requisite corporate or limited liability company power and authority, as applicable, to execute and deliver (i) each Transaction Agreement to which it is a party and to consummate the Transactions contemplated thereby and (ii) each Commercial Agreement to which it is a party and to perform its obligations thereunder. The execution and delivery by each of the Company and Newco of (A) each Transaction Agreement to which it is a party and the consummation by each of the Company and Newco of the Transactions contemplated thereby and (B) each Commercial Agreement to which it is a party, and the performance by each of the Company and Newco of its obligations thereunder, in each case have been duly authorized by all necessary corporate action on the part of the Company and by all limited liability company action on the part of Newco, subject, in the case of the Merger, to receipt of the Company Stockholder Approval (as defined in Section 4.04(c)). Each of the Company and Newco has duly executed and delivered this Agreement, each other Transaction Agreement to which it is a party and each Commercial Agreement to which it is a party, and, assuming due execution and delivery hereof and thereof by each party hereto and thereto that is not an affiliate of the Company, this Agreement, each such Transaction Agreement and each such Commercial Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  (b) The Board of Directors of the Company (the "Company Board"), at a meeting duly called and held, duly and unanimously adopted resolutions (i) approving this Agreement, each other Transaction Agreement, the Merger and the other Transactions, (ii) approving each Commercial Agreement and the performance by the Company of its obligations thereunder, (iii) determining that the terms of the Merger and the other Transactions are fair to and in the best interests of the Company and its stockholders, (iv) recommending that the Company's stockholders adopt this Agreement and (v) declaring that this Agreement is advisable. Assuming the accuracy of Parent's and Sub's representations and warranties in Section 5.08, such resolutions are sufficient to render inapplicable to this Agreement and the Merger the provisions of
Section 203 of the DGCL, and to the Company's knowledge, no other state takeover statute or similar statute or regulation applies or purports to apply to the Company with respect to this Agreement or the Merger. The Company as the sole member of Newco, has approved (A) each other Transaction Agreement, the Merger and the other Transactions and (B) each Commercial Agreement to which Newco is a party and the performance by Newco of its obligations thereunder. The Company as the sole member of Newco will adopt this Agreement.

                  (c) Assuming the accuracy of Parent's and Sub's representations and warranties in Section 5.08, the only vote of holders of any class or series of Company Capital Stock that is necessary to approve and adopt this Agreement and the Merger is the adoption of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock (the "Company Stockholder Approval"). The affirmative vote of the holders of Company Capital Stock, or any of them, is not necessary to consummate any Transaction other than the Merger.

                  SECTION 4.05. No Conflicts; Consents. (a) The execution and delivery by each of the Company and Newco of this Agreement and the other Transaction Agreements to which it is a party and each Commercial Agreement to which it is a party do not, and the consummation of the Merger and the other Transactions and the performance by the Company or Newco of its obligations under the Commercial Agreements and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under, any provision of (i) the Company Charter, the Company By-laws or the comparable charter, organizational or formation documents of any Company Subsidiary, (ii) any contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument (other than a Company Benefit Plan (as defined in Section 4.14(c))) (a "Contract") to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in
Section 4.05(b), any judgment, order or decree ("Judgment") or statute, law, ordinance, rule or regulation whether foreign or domestic ("Law") applicable to the Company or any Company Subsidiary or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, do not have a Transaction Material Adverse Effect and do not materially impair the ability of the Company or any Company Subsidiary to perform its obligations under this Agreement, any other Transaction Agreement or any Commercial Agreement or to consummate the Transactions.

                  (b) No consent, approval, license, permit, order or authorization ("Consent") of, or registration, declaration or filing with, or permit from, any domestic or foreign (whether national, Federal, state, provincial, local or otherwise) government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (each, a "Governmental Entity"), is required to be obtained or made by the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement, any other Transaction Agreement or any Commercial Agreement by the Company or any Company Subsidiary or the consummation of the Transactions or the performance by the Company or any Company Subsidiary of its obligations under the Commercial Agreements, other than (i) compliance with and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the filing with the Securities and Exchange Commission (the "SEC") of (A) a proxy statement relating to the adoption of this Agreement by the Company's stockholders (as amended or supplemented from time to time, the "Proxy Statement"), (B) a registration statement on Form S-4 to be filed with the SEC by the Company in connection with the distribution of Newco Common Stock in the Merger (as amended or supplemented from time to time, the "Newco Form S-4"), (C) a registration statement on Form 8-A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the distribution of Newco Common Stock in the Merger (the "Newco Form 8-A") and (D) such reports under Sections 13 and 16 of the Exchange Act as may be required in connection with this Agreement, the other Transaction Agreements, the Merger and the other Transactions, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of the other jurisdictions in which the Company is qualified to do business, (iv) such filings with and approvals of a national securities exchange or Nasdaq to permit the shares of Newco Common Stock that are to be distributed in the Merger to be approved for listing on such national securities exchange, or approved for quotation on Nasdaq, as the case may be, in either case subject to official notice of issuance, (v) compliance with and such filings as may be required under applicable Environmental Law (as defined in Section 10.03), (vi) such filings as may be required in connection with Transfer Taxes, (vii) filings under any applicable state takeover Law and (viii) such other items (A) that may be required under the applicable Law of Switzerland, Germany or Italy, (B) required solely by reason of the participation of Parent (as opposed to any third party) in the Transactions or (C) that the failure of which to obtain or make, individually or in the aggregate, does not have a Transaction Material Adverse Effect and does not materially impair the ability of the Company or any Company Subsidiary to perform its obligations under this Agreement, any other Transaction Agreement or any Commercial Agreement or to consummate the Transactions.

                  (c) Assuming the accuracy of Parent's and Sub's representations and warranties in Section 5.08, the Company and the Company Board have taken all action necessary to (i) render the Company Rights inapplicable to this Agreement, the Merger and the other Transactions and (ii) ensure that (A) neither Parent nor any of its affiliates or associates is or will become an "Acquiring Person" (as defined in the Company Rights Agreement) by reason of this Agreement, the Merger or any other Transaction), (B) a "Distribution Date" (as defined in the Company Rights Agreement) shall not occur by reason of this Agreement, the Merger or any other Transaction and (C) the Company Rights shall expire immediately prior to the Effective Time.

                  SECTION 4.06. Intellectual Property. (a) The Company and the Company Subsidiaries own, jointly own, or have been licensed the right to use pursuant to licenses that remain in full force and effect, all Intellectual Property Rights (as defined in Section 10.03) that constitute Covered ECL Technology.

                  (b) As of the Effective Time, assuming the due authorization, execution and delivery by each party thereto that is not an affiliate of the Company as of the Effective Time, the License Agreement (as defined in the Restructuring Agreement) will constitute Newco's legal, valid and binding obligation, enforceable against Newco in accordance with its terms.

                  (c) (i) The Company has all requisite corporate power and authority to enter into the License Agreement and to grant the license to the Continuing Licensee Subsidiary under the Covered ECL Technology pursuant to the License Agreement and to fully perform its obligations thereunder, and the grant of rights and licenses, and the performance of its obligations thereunder, will not conflict with the Company Charter or any Contract or other arrangement to which the Company is a party or by which it is bound, (ii) the Company has title to or license rights in the Covered ECL Technology sufficient to grant such license rights to the Continuing Licensee Subsidiary and its affiliates, (iii) the Company has not assigned, transferred, licensed or otherwise disposed of the Covered ECL Technology in any manner that limits or restricts the Continuing Licensee Subsidiary's or its affiliates' exploitation of the license granted by the Company thereunder and (iv) no Consent, notice or waiver, to or from any person (other than the Consent attached to the License Agreement), including from any Governmental Entity or third party holder of Intellectual Property Rights, is required to be obtained or made by the Company in connection with its execution and delivery, or by Newco in connection with its performance following the Effective Time, of the License Agreement, other than, in the case of each of clauses (i), (ii), (iii) and (iv) above, any such items that, individually or in the aggregate, do not have a Transaction Material Adverse Effect. For purposes of this Section 4.06(c), the Continuing Licensee Subsidiary shall be deemed not to be an affiliate or a subsidiary of the Company.

                  (d) Neither the Company nor any Company Subsidiary has infringed, misappropriated or otherwise violated any Intellectual Property Right of any person, except for any such infringement, misappropriation or other conflict that individually or in the aggregate does not have a Transaction Material Adverse Effect. There is no action, suit, investigation or proceeding pending against or affecting, or, to the knowledge of the Company, threatened against, the Company or any Company Subsidiary or any of their present or former officers, directors and employees (i) challenging or seeking to deny or restrict, the rights of the Company or any Company Subsidiary in any of the Owned Intellectual Property Rights (as defined in

Section 10.03) and the Licensed Intellectual Property Rights (as defined in
Section 10.03), (ii) alleging that the use of the Owned Intellectual Property Rights or any services provided, processes used or products manufactured, used, imported or sold by the Company or any Company Subsidiary do or may conflict with, or the Licensed Intellectual Property Rights misappropriate, infringe or otherwise violate any Intellectual Property Right of any third party or (iii) alleging that the Company or any Company Subsidiary in the provision of services, use of processes or manufacture of products has infringed, misappropriated or otherwise violated any Intellectual Property Right of any third party, except in the case of each of clauses (i), (ii) and (iii) above, for such actions, suits, investigations or proceedings the outcome of which individually or in the aggregate does not have a Transaction Material Adverse Effect.

                  (e) The Company and the Company Subsidiaries hold all right, title and interest in and to all material Owned Intellectual Property Rights and all of the Company's and the Company Subsidiaries' licenses under material Licensed Intellectual Property Rights, free and clear of any Lien. In each case where a patent or patent application, trademark registration or trademark application, service mark registration or service mark application, or copyright registration or copyright application included in the Owned Intellectual Property is held by assignment, the assignment has been recorded with the Governmental Entity from which the patent or registration issued or before which the application or application for registration is pending, except in each case for failures to record that, individually or in the aggregate, do not have a Transaction Material Adverse Effect. Each of the Company and the Company Subsidiaries has taken all reasonable and necessary actions to maintain and protect its material Owned Intellectual Property Rights and its rights in the material Licensed Intellectual Property Rights.

                  (f) To the knowledge of the Company, no person has infringed, misappropriated or otherwise violated any Owned Intellectual Property Right or Licensed Intellectual Property Right, except for any such infringement, misappropriation or other violation that individually or in the aggregate does not have a Transaction Material Adverse Effect. The Company and the Company Subsidiaries have taken reasonable steps in accordance with customary industry practice to maintain the confidentiality of all material confidential Intellectual Property Rights of the Company or any Company Subsidiary that are material to the business and operations of the Company and the Company Subsidiaries, taken as a whole, and the value of which to the Company or any Company Subsidiary is contingent upon the confidentiality thereof, and to the knowledge of the Company, such confidential information has not been disclosed other than to employees, consultants, Representatives (as defined in Section 6.02(a)) and agents of the Company or any Company Subsidiary or other persons bound to the Company or a Company Subsidiary by a written obligation of confidentiality.

                  (g) The Company has not delivered any of the notices contemplated by Section 3 or 4 of the Extension Agreement dated July 11, 2002, by and between the Company and Eisai Co., Ltd.

                  SECTION 4.07. Brokers; Schedule of Fees and Expenses. No broker, investment banker, financial advisor or other person, other than as set forth in Section 4.07 of the Company Disclosure Letter, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger and the other Transactions or the execution and delivery of the Commercial Agreements based upon arrangements made by or on behalf of the Company.

                  SECTION 4.08. Opinion of Financial Advisor. The Company has received the opinion of Lehman Brothers Inc., dated the date of this Agreement, to the effect that, as of such date, the Merger Consideration is fair from a financial point of view to the holders of Company Common Stock. The Company will deliver a true and complete copy of such opinion to Parent promptly after receipt thereof.

                  SECTION 4.09. SEC Filings. (a) The Company has made available to Parent (i) the Company's annual reports on Form 10-K for its fiscal years ended March 31, 2003, 2002 and 2001, as amended, (ii) its proxy statement relating to meetings of, or actions taken without a meeting by, the stockholders of the Company held since March 31, 2000, and (iii) all of its other reports, forms, statements, schedules, registration statements and other documents (including exhibits and other information incorporated therein) filed with the SEC since March 31, 2001 (the documents referred to in this Section 4.09(a) being referred to collectively as the "Company SEC Filings").

                  (b) As of its respective filing date, each such Company SEC Filing filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  (c) Each such Company SEC Filing that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), as of the date such statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  (d) As of its filing date, each Company SEC Filing complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be.

                  SECTION 4.10. Financial Statements. The audited consolidated financial statements (including the related notes) and unaudited consolidated interim financial statements (including the related notes) of the Company included in the Company SEC Filings comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  SECTION 4.11. Disclosure Documents. (a) Each document required to be filed by the Company with the SEC or required to be distributed or otherwise disseminated to the Company's stockholders in connection with the Merger and the other Transactions, including the Proxy Statement and the Newco Form S-4, to be filed with the SEC in connection with the Merger and the other Transactions, and any amendments or supplements thereto, when filed, distributed or disseminated, as applicable, will comply as to form in all material respects with the applicable requirements of the Exchange Act.

                  (b) (i) At the time the Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company, and at the time such stockholders vote on adoption of this Agreement, the Proxy Statement, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) at the time the Newco Form S-4 or any amendment or supplement thereto becomes effective, the Newco S-4, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company in this Section 4.11(b) with respect to statements made or incorporated by reference therein based on information supplied by Parent or Sub specifically for inclusion or incorporation by reference in such documents.

                  SECTION 4.12. Litigation. Except with respect to intellectual property, environmental matters and tax matters, which are the subject of Sections 4.06, 4.18 and 4.19, respectively, there is no action, suit or proceeding or, to the knowledge of the Company, investigation, pending against, or to the knowledge of the Company, threatened against, the Company or any Company Subsidiary or any of their respective properties or any of their respective present or former officers or directors, in each case in their capacity as officers or directors of the Company or any Company Subsidiary, before any court or arbitrator or before or by any Governmental Entity which, individually or in the aggregate, has a Transaction Material Adverse Effect.

                  SECTION 4.13. Absence of Certain Changes. (a) From March 31, 2003 until the date of this Agreement the business of the Company and the Company Subsidiaries has been conducted in the ordinary course consistent with past practice.

                  (b) Since March 31, 2003, there has not been (i) any event, occurrence or development or state of circumstances or facts which, individually or in the aggregate, has had or has a Transaction Material Adverse Effect or
(ii) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any Company Subsidiary, which employees were not subject to a collective bargaining agreement at March 31, 2002, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees.

                  (c) From March 31, 2003 until the date of this Agreement, there has not been

                     (i) (A) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company or any Company Subsidiary other than dividends and distributions by a direct or indirect wholly owned subsidiary of the Company to its parent or (B) any repurchase, redemption or other acquisition by the Company or any Company Subsidiary of any outstanding shares of capital stock or other securities of the Company or any Company Subsidiary other than (x) the issuance of Company Common Stock upon (1) the exercise of Company Stock Options outstanding as of the date of this Agreement and in accordance with the terms thereof in effect as of the date of this Agreement, (2) the conversion of Company Convertible Debentures outstanding as of the date of this Agreement and in accordance with the terms thereof in effect as of the date of this Agreement and (3) the exercise of Company Warrants outstanding as of the date of this Agreement and in accordance with the terms thereof in effect as of the date of this Agreement and (y) pursuant to the Company Stock Plans as in effect on the date of this Agreement;

                     (ii) any amendment of any material term of any outstanding security of the Company or any Company Subsidiary;

                     (iii) any incurrence, assumption or guarantee by the Company or any Company Subsidiary of any indebtedness for borrowed money in an aggregate principal amount in excess of $10,000,000;

                     (iv) any change in any method of accounting or accounting principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company or any Company Subsidiary, except for any such change required by a change in GAAP or applicable Law;

                     (v) any material Tax election made or changed, any annual Tax accounting period changed, any method of Tax accounting adopted or changed, any material amended Tax Returns (as defined in Section 4.19(f)) or claims for material Tax refunds filed, any material closing agreement entered into, any material Tax claim, audit or assessment settled, or any right to claim a material Tax refund, offset or other reduction in Liability (as defined in Section 10.03) for Taxes surrendered, in each case by the Company or any Company Subsidiary;

                     (vi) any creation or other incurrence by the Company or any Company Subsidiary of any Lien on any material asset other than in the ordinary course consistent with past practice;

                     (vii) any making of any loan, advance or capital contributions to, or investment in, any person other than (A) loans, advances or capital contributions to, or investments in, its wholly-owned subsidiaries, (B) the extension of trade credit in the ordinary course consistent with past practice or (C) investments in any person in the ordinary course pursuant to the Company's investment policy approved by the Company Board as in effect on the date of this Agreement, a copy of which policy is set forth in Section 4.13(c) of the Company Disclosure Letter;

                     (viii) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or any Company Subsidiary that is material to the Company and the Company Subsidiaries, taken as a whole;

                     (ix) any sale, lease, license or other disposition of any Owned Intellectual Property Right other than sales, leases, licenses or other dispositions that have not had a Transaction Material Adverse Effect; or

                     (x) any (A) entry into or amendment of any severance or termination arrangement or any employment, deferred compensation or similar agreement with any director or officer of the Company or any Company Subsidiary or (B) establishment, adoption or amendment (except as required by applicable Law) of any collective bargaining or material bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of the Company or any Company Subsidiary.

                  SECTION 4.14. Employee Matters Generally; Company Benefit Plans. (a) None of the Company, any Company Subsidiary and any of its ERISA Affiliates (as defined below) sponsors, maintains, contributes to or is required to contribute to any employee plan subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 412 of the Code, and none of the Company, any Company Subsidiary and any of its

ERISA Affiliates has in the past maintained, contributed to or been required to contribute to any employee plan subject to Title IV of ERISA or Section 412 of the Code. For purposes of this Section, "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

                  (b) None of the Company, any Company Subsidiary, any of the Company's ERISA Affiliates and any predecessor thereof contributes to, or has in the past contributed to, any multiemployer plan, as defined in Section 3(37) of ERISA.

                  (c) "Company Benefit Plan" means any agreement, plan, program, policy or other arrangement, in each case, covering one or more current or former employees or directors of, or current or former independent contractors with respect to, the Company or any Company Subsidiary.

                  SECTION 4.15. No Undisclosed Material Liabilities. Except with respect to environmental matters and tax matters, which are the subject of Sections 4.18 and 4.19, respectively, there are no Liabilities of the Company or any Company Subsidiary other than Liabilities that do not have, individually or in the aggregate, a Transaction Material Adverse Effect.

                  SECTION 4.16. Transactions with Related Persons. (a) Section 4.16(a) of the Company Disclosure Letter sets forth a list of all Contracts, promises, commitments and understandings in effect as of the date of this Agreement with Related Persons and not required to be disclosed in the Company SEC Filings pursuant to Item 404 of Regulation S-K and, with respect to any such oral Contract, promise, commitment or understanding, a true and complete description thereof. Since March 31, 2003, neither the Company nor any Company Subsidiary has (i) purchased, leased or otherwise acquired any material property or assets or obtained any material services from, (ii) sold, leased or otherwise disposed of any material property or assets or provided any material services to (except with respect to remuneration for services rendered in the ordinary course as director, officer or employee of the Company or any Company Subsidiary), (iii) entered into or modified in any manner any Contract, promise, commitment or understanding with or (iv) borrowed any money from, or made or forgiven any loan or other advance to, any officer, director or affiliate of the Company or any Company Subsidiary or any person who has a family relationship (as defined in Item 401(d) of Regulation S-K) with any officer, director or affiliate of the Company or any Company Subsidiary (collectively, "Related Persons"). Prior to the date of this Agreement, the Company has made available to Parent or its Representatives true and complete copies of each written Contract, promise, commitment and understanding between the Company or any Company Subsidiary, on the one hand, and any Related Person, on the other.

                  (b) Neither the Company nor any Company Subsidiary has any Contracts, promises, commitments or understandings that include any material obligation or commitment between the Company or any Company Subsidiary and any Related Person.

                  (c) The assets of the Company or any Company Subsidiary do not include any receivable or other obligation or commitment from a Related Person to the Company or any of Company Subsidiary.

                  (d) The Liabilities of the Company and the Company Subsidiaries do not include any payable or other obligation or commitment from the Company or any Company Subsidiary to any Related Person.

                  (e) Prior to the date of this Agreement, the Company has made available to Parent or its Representatives true and complete copies of each Contract, promise, commitment and understanding between the Company, any Company Subsidiary or any of their respective affiliates, on the one hand, and MSD, MST, JW, JW Consulting (each of JW and JW Consulting, as defined in Section 10.03), Hyperion Catalysis International, a California corporation ("Hyperion"), Wellstat Biologics Corporation, a Delaware corporation ("Wellstat Biologics"), Wellstat Therapeutics Corporation, a California corporation ("Wellstat Therapeutics"), Proteinix Corporation, a Delaware corporation ("Proteinix"), and Integrated Chemical Synthesizers, Inc., a Delaware corporation ("ICS"), or any of their respective affiliates, on the other hand (or, with respect to any such oral Contract, promise, commitment or understanding, a true and complete description thereof).

                  (f) For purposes of the definition of "Related Person", each of JW, JW Consulting, Hyperion, Wellstat Biologics, Wellstat Therapeutics, Proteinix and ICS shall be deemed to be an affiliate of the Company.

                  SECTION 4.17. Compliance with Law and Judgments. Except with respect to intellectual property, environmental matters and tax matters, which are the subject of Sections 4.06, 4.18 and 4.19, respectively, from March 31, 2001, (a) each of the Company and the Company Subsidiaries has been in compliance with all applicable Law and Judgments, except for instances of possible noncompliance that, individually or in the aggregate, does not have a Transaction Material Adverse Effect and (b) to the knowledge of the Company, the Company is not under investigation with respect to and has not been threatened to be charged with or been given written notice of any violation of, any applicable Law or Judgment, except in each case for such investigations, charges or notices that individually or in the aggregate do not have a Transaction Material Adverse Effect.

                  SECTION 4.18. Environmental Matters. With such exceptions as do not have, individually or in the aggregate, a Transaction Material Adverse
Effect:

                  (a) No written notice, demand, request for information, citation, summons or order has been received, no penalty has been assessed, and no investigation, action, claim, suit or proceeding is pending or, to the knowledge of the Company, is threatened by any Governmental Entity or other person pursuant to or arising out of any Environmental Law; and

                  (b) there are no Liabilities of the Company or any Company Subsidiary arising under or pursuant to any Environmental Law and arising from actions occurring or conditions existing on or prior to the Effective Time.

                  SECTION 4.19. Tax Matters. (a) All material Tax Returns required by applicable Law to be filed with any Taxing Authority by, or on behalf of, the Company or any

Company Subsidiary have been filed when due in accordance with applicable Law, and all such material Tax Returns are, or will be at the time of filing, true and complete in all material respects.

                  (b) The Company and each Company Subsidiary has paid (or has had paid on its behalf) or has withheld and remitted to the appropriate Taxing Authority all Taxes due and payable, or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an accrual for all material Taxes through the end of the most recent taxable period ending prior to the date of this Agreement.

                  (c) The income and franchise Tax Returns of the Company and the Company Subsidiaries through the Tax year ended December 31, 1998 have been examined and closed or are Tax Returns with respect to which the applicable period for assessment under applicable Law, after giving effect to extensions or waivers, has expired.

                  (d) The Company and each Company Subsidiary have withheld all material amounts required to have been withheld by them in connection with amounts paid or owed to any employee, independent contractor, creditor, shareholder or any other third party; such withheld amounts were either duly paid to the appropriate Taxing Authority or set aside in accounts for such purpose. The Company and each Company Subsidiary have reported such withheld amounts to the appropriate Taxing Authority and to each such employee, independent contractor, creditor, shareholder or any other third party, as required under any Law.

                  (e) As of the date of this Agreement, there is no material audit, action, suit, investigation or proceeding now pending or, to the knowledge of the Company, threatened in writing against or with respect to Company or the Company Subsidiaries in respect of any Tax.

                  (f) The following terms shall have the meanings set forth below:

                  "Taxes" means (i) all forms of taxation or duties imposed, or required to be collected or withheld, including charges, together with any related interest, penalties or other additional amounts, (ii) Liability for the payment of any amount of the type described in the preceding clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group or (iii) Liability for the payment of any amounts as a result of being party to any Tax sharing agreement (other than this Agreement or any other Transaction Agreement) or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amount described in the immediately preceding clauses (i) or
(ii) (other than an obligation to indemnify under the Tax Allocation Agreement).

                  "Taxing Authority" means the United States Internal Revenue Service and any other national, Federal, state, provincial, local, or other Governmental Entity, whether domestic or foreign, responsible for the administration of Taxes.

                  "Tax Return" means any return, filing, report, questionnaire, information statement or other document required to be filed, including amended returns that may be filed, for any taxable period with any Taxing Authority (whether or not a payment is required to be made with respect to such filing).

                  SECTION 4.20. Newco Solvency. Immediately following the Effective Time, and after giving effect to the Restructuring and the other Transactions and the execution and delivery of the Commercial Agreements, Newco will not be Insolvent.

                  SECTION 4.21. Limitation. NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT TO THE CONTRARY, (A) NO REPRESENTATION OR WARRANTY IS MADE BY THE COMPANY WITH RESPECT TO (I) PARENT OR ANY OF ITS AFFILIATES OR THEIR RESPECTIVE BUSINESSES, PROPERTIES (INCLUDING ANY OR ALL PATENTS, PATENT RIGHTS, TRADEMARKS, TRADEMARK RIGHTS, TRADE NAMES, TRADE NAME RIGHTS, SERVICE MARKS, SERVICE MARK RIGHTS AND OTHER INTELLECTUAL PROPERTY OWNED BY PARENT OR ANY OF ITS AFFILIATES), ASSETS OR OPERATIONS, (II) ANY BUSINESS RELATIONSHIP BETWEEN THE COMPANY OR ANY OF ITS AFFILIATES, ON THE ONE HAND, AND PARENT OR ANY OF ITS AFFILIATES, ON THE OTHER HAND, OR (III) ANY ACTION, SUIT, PROCEEDING OR CONTRACT TO WHICH PARENT OR ANY OF ITS

AFFILIATES IS A PARTY (INCLUDING THE LICENSE LITIGATION, THE NEW PATENT LITIGATION, ANY SUCH CONTRACTS TO WHICH THE COMPANY OR ANY COMPANY SUBSIDIARY IS OR WAS A PARTY AND IN PARTICULAR THE 1992 LICENSE AGREEMENT AND THE ONGOING LITIGATION AGREEMENT), AND (B) NO FACT, EVENT, CHANGE, EFFECT OR DEVELOPMENT RELATING TO ANY OF THE FOREGOING SHALL BE DEEMED TO RESULT IN THE BREACH BY THE COMPANY OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT IN THIS AGREEMENT OR OTHERWISE IN A TRANSACTION MATERIAL ADVERSE EFFECT; PROVIDED, HOWEVER, THAT THIS SECTION 4.21 SHALL IN NO WAY MODIFY THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND NEWCO IN SECTION 4.06.

                                   ARTICLE V

                Representations and Warranties of Parent and Sub

                  Parent and Sub, jointly and severally, represent and warrant to the Company as follows:

                  SECTION 5.01. Organization, Standing and Power. Each of Parent and Sub is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent such jurisdiction recognizes such concept) and has all corporate powers, governmental licenses and Consents required to carry on its business as now conducted, except for any such licenses and Consents the failure of which to have or obtain that, individually or in the aggregate, does not have a Parent Material Adverse Effect (as defined in Section 10.03). Parent has made available to the Company true and complete copies of the articles of incorporation and other organizational documents, in each case as amended to the date of this Agreement, for each of Parent and Sub. Bearer shares and non-voting equity securities of Parent are listed on the SWX Swiss Exchange.

                  SECTION 5.02. Sub. (a) Since the date of its incorporation, Sub has not carried on any business or conducted any operations ---- other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto.

                  (b) The authorized capital stock of Sub consists of 1,000 shares of common stock, par value $0.001 per share, all of which have been validly issued, are fully paid and nonassessable and are owned by Parent free and clear of any Lien.

                  SECTION 5.03. Authority; Execution and Delivery; Enforceability. Each R Party (as defined in Section 10.03) has all requisite power and authority to execute and deliver (a) each Transaction Agreement to which it is a party and to consummate the Transactions contemplated thereby and
(b) each Commercial Agreement to which it is a party and to perform its obligations thereunder. The execution and delivery by each R Party of (i) each Transaction Agreement to which it is a party and the consummation by it of the Transactions contemplated thereby and (ii) each Commercial Agreement to which it is a party, and the performance by each R Party of its obligations thereunder, in each case have been duly authorized by all necessary action on the part of such R Party. Parent, as sole stockholder of Sub, will adopt this Agreement. Each of Parent and Sub has duly executed and delivered this Agreement and each other Transaction Agreement to which it is a party, and, assuming due execution and delivery hereof and thereof by each party hereto and thereto that is not an affiliate of Parent, this Agreement and each such Transaction Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. Each R Party has duly executed and delivered each Transaction Agreement to which it is a party and each Commercial Agreement to which it is a party, and, assuming the due authorization, execution and delivery thereof by each party thereto that is not an affiliate of Parent, each Transaction Agreement and each Commercial Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 5.04. No Conflicts; Consents. (a) The execution and delivery by each R Party of this Agreement and the other Transaction Agreements to which it is a party and each Commercial Agreement to which it is a party, do not, and the consummation of the Merger and the other Transactions and the performance by such R Party of its obligations under the Commercial Agreements and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of any R Party under, any provision of (i) the articles of incorporation or other organizational documents of any R Party, (ii) any Contract to which any R Party or any of its affiliates is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 5.04(b), any Judgment or Law applicable to any R Party or any of their respective properties or assets, other than, in the case of clauses
(ii) and (iii) above, any such items that, individually or in the aggregate, do not have a Parent Material Adverse Effect and do not materially impair the ability of any R Party to perform its obligations under this Agreement, any other Transaction Agreement or any Commercial Agreement or to consummate the Transactions.

                  (b) No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by any R Party in connection with the execution, delivery and performance of this Agreement, any other Transaction Agreement or Commercial Agreement by any R Party or the consummation of the Transactions or the performance by any R Party under the Commercial Agreements, other than (i) compliance with and filings under the HSR Act, (ii) the filing with the SEC of such reports under Sections 13 and 16 of the Exchange Act, as may be required in connection with this Agreement, the other Transaction Agreements, the Merger and the other Transactions, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iv) compliance with and such filings as may be required under applicable Environmental Law, (v) such filings as may be required in connection with Transfer Taxes, (vi) filings under any applicable state takeover Law and (vii) such other items (A) required solely by reason of the participation of the Company (as opposed to any third party) in the Transactions or (B) that the failure of which to obtain or make, individually or in the aggregate, does not have a Parent Material Adverse Effect and does not materially impair the ability of any R Party to perform its obligations under this Agreement, any other Transaction

Agreement or any Commercial Agreement or to consummate the Transactions.

                  SECTION 5.05. Brokers. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger and the other Transactions or the execution and delivery of the Commercial Agreements based upon arrangements made by or on behalf of Parent or any of its affiliates.

                  SECTION 5.06. Financing. At the Effective Time, Parent and Sub will have available all of the funds necessary for the acquisition of all shares of Company Common Stock pursuant to the Merger and to perform their respective obligations under this Agreement and the other Transaction Agreements.

                  SECTION 5.07. Financial Statements. The audited consolidated financial statements (including the related notes) of Parent for the year ended December 31, 2002, have been prepared in accordance with international accounting standards applied on a consistent basis during the period involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Parent and its consolidated subsidiaries as of the date thereof and the consolidated results of their operations and cash flows for the period shown.

                  SECTION 5.08. Stock Ownership; Interested Stockholders. Neither Parent nor Sub beneficially owns any Company Common Stock and neither Parent nor Sub is, or at any time during the three years preceding the date of this Agreement has been, an "interested stockholder" of the Company, as such term is defined in Section 203(c)(5) of the DGCL.

                                   ARTICLE VI

                    Covenants Relating to Conduct of Business

                  SECTION 6.01. Conduct of Business. (a) Conduct of Business by the Company. Except for matters set forth in the Company Disclosure Letter or otherwise expressly contemplated by this Agreement, any other Transaction Agreement or any of the Commercial Agreements, from the date of this Agreement to the Effective Time the Company shall, and shall cause each Company Subsidiary to, conduct its business in the usual, regular and ordinary course consistent with past practice and, to the extent consistent therewith, shall use their reasonable best efforts to preserve intact their business organizations and relationships with third parties. In addition, and without limiting the generality of the foregoing, except for matters set forth in the Company Disclosure Letter or otherwise expressly contemplated by this Agreement, any other Transaction Agreement or any of the Commercial Agreements, from the date of this Agreement to the Effective Time, the Company shall not, and shall not permit any Company Subsidiary to, do any of the following without the prior written consent of Parent:

                     (i) (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, its capital stock, other than dividends and distributions by a direct or indirect wholly owned subsidiary of the Company to its parent, (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (C) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any Company Subsidiary or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities other than (1) the issuance of Company Common Stock (and associated Company Rights) upon (x) the exercise of Company Stock Options outstanding as of the date of this Agreement and in accordance with the terms thereof in effect as of the date of this Agreement, (y) the conversion of Company Convertible Debentures outstanding as of the date of this Agreement and in accordance with the terms thereof in effect as of the date of this Agreement and (z) the exercise of Company Warrants outstanding as of the date of this Agreement and in accordance with the terms thereof in effect as of the date of this Agreement, (2) the issuance of Company Capital Stock upon the exercise of Company Rights and (3) pursuant to the Company Stock Plans as in effect on the date of this Agreement;

                     (ii) issue, deliver, sell or grant (A) any shares of its capital stock, (B) any Voting Company Debt or other voting securities,
         (C) any securities convertible into or exchangeable for, or any options, warrants or rights to acquire, any such shares, Voting Company Debt, voting securities or convertible or exchangeable securities or
         (D) any "phantom" stock, "phantom" stock rights, stock appreciation rights or stock-based performance units, in each case other than (1) the issuance of Company Common Stock (and associated Company Rights) upon (x) the exercise of Company Stock Options outstanding as of the date of this Agreement and in accordance with the terms thereof in effect as of the date of this Agreement, (y) the conversion of Company Convertible Debentures outstanding as of the date of this Agreement and in accordance with the terms thereof in effect as of the date of this Agreement and (z) the exercise of Company Warrants outstanding as of the date of this Agreement and in accordance with the terms thereof in effect as of the date of this Agreement, and (2) the issuance of Company Capital Stock upon the exercise of Company Rights;

                     (iii) amend or propose any amendment to its certificate of incorporation, by-laws or other comparable charter or organizational documents (other than amendments or proposals to the certificate of incorporation, bylaws or other comparable charter or organizational documents of Newco, any Company Subsidiary that is contemplated to become a subsidiary of Newco pursuant to the Restructuring or any other subsidiary of Newco that do not materially impair the ability of Newco, any Company Subsidiary that is contemplated to become a subsidiary of Newco pursuant to the Restructuring or any other subsidiaries of Newco to perform its obligations under this Agreement, any other Transaction Agreement or any Commercial Agreement or consummate the Transactions or perform their obligations under any Commercial Agreement);

                     (iv) make any change in accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company or any Company

         Subsidiary, except for any such change required by GAAP or applicable Law;

                     (v) make or change any material Tax election; change any annual Tax accounting period; file any material amended Tax Returns or claims for material Tax refunds; enter into any material closing agreement; settle any material Tax claim, audit or assessment; or surrender any right to claim a material Tax refund, offset or other reduction in Liabilities for Taxes;

                     (vi) amend any material term of any outstanding security of the Company or any Company Subsidiary;

                     (vii) merge or consolidate with any other person or acquire a material amount of stock or assets of any unrelated third person, in each case other than (A) one or more acquisitions of stock or assets (including inventory and fixed assets) of any unrelated third person by any Newco Company (as defined in the Restructuring Agreement) involving the expenditure in the aggregate of no greater than $20,000,000 (or its equivalent in any other currency) minus the amount of any loan, advance or capital contribution to, or investment in, any unrelated third person made pursuant to Section 6.01(a)(xi)(F) or (B) any acquisition of inventory or fixed assets in the ordinary course consistent with past practice;

                     (viii) sell, lease, license or otherwise dispose of any material subsidiary or any assets or property, including any Intellectual Property Right, except in each case for such sales, leases, licenses or other dispositions to an unrelated third person that do not have a Transaction Material Adverse Effect;

                     (ix) incur, assume or guarantee any indebtedness for borrowed money in an aggregate principal amount in excess of $10,000,000 (or its equivalent in any other currency), whether pursuant to one or more transactions, other than any guarantee by the Company or any Company Subsidiary pursuant to any agreement in effect as of the date of this Agreement;

                     (x) create or incur any Lien on any material asset of the Company and the Company Subsidiaries, taken as a whole, other than in the ordinary course consistent with past practice;

                     (xi) make any loan, advance or capital contributions to, or investment in, any person other than (A) to the extent permitted by
         Section 6.01(a)(ix), (B) loans, advances or capital contributions to, or investments in, its wholly-owned subsidiaries, (C) the extension of trade credit in the ordinary course consistent with past practice, (D) investments in any person in the ordinary course pursuant to the Company's investment policy approved by the Company Board as in effect as of the date of this Agreement, a copy of which policy is set forth in Section 4.13(c) of the Company Disclosure Letter, (E) loans, advances or capital contributions to, or investments in, any person as described in, or pursuant to any agreement listed in Section 6.01(a)(xi)(E) of the Company Disclosure Letter or (F) loans, advances or capital contributions to, or investments in, any unrelated third person that are not otherwise permitted by clauses (A) through (E) of this Section 6.01(a)(xi) and involve the expenditure in the aggregate of no greater than $20,000,000 minus the amount of any expenditure made pursuant to Section 6.01(a)(vii)(A);

                     (xii) any establishment, adoption or amendment (except as required by applicable Law) of any collective bargaining or material bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan covering any director, officer or employee of the Company or any Company Subsidiary (other than Newco, any Company Subsidiary that is contemplated to become a subsidiary of Newco pursuant to the Restructuring or any other subsidiaries of Newco); for the avoidance of doubt this clause (xii) shall not be construed to prohibit any award or payment of any bonus or other compensation to any director, officer or other employee on an individual basis in a manner consistent with past practice; or

                     (xiii) authorize any of, or commit or agree to take any of, the foregoing actions; provided, however, that prior to the Effective Time, Newco may authorize, or commit or agree to take, any such action after the Effective Time.

                  (b) Consent. Notwithstanding the second sentence of Section 6.01(a), Parent shall not unreasonably withhold, condition or delay its consent with respect to any request by the Company with respect to any action prohibited by Section 6.01(a)(iv), 6.01(a)(v), 6.01(a)(x), 6.01(a)(xi), 6.01(a)(xii) or
6.01(a)(xiii)(solely to the extent relating to actions described in Section 6.01(a)(iv), 6.01(a)(v), 6.01(a)(x), 6.01(a)(xi) or 6.01(a)(xii)).

                  (c) Actions by Parent and the Company. (i) Parent shall not, and shall not permit any of its affiliates to, take any action that would, or that is reasonably likely to, result in any condition to the Merger set forth in
Article VIII, not being satisfied.

                     (ii) The Company shall not, and shall not permit any of its affiliates to, take any action that would, or that is reasonably likely to, result in any condition to the Merger set forth in Article VIII, not being satisfied.

                  SECTION 6.02. No Solicitation. (a) The Company shall not, nor shall it authorize or permit any Company Subsidiary to, nor shall it authorize or permit any officer, director or employee of, or any investment banker, attorney or other advisor or representative (collectively, "Representatives") of, the Company or any Company Subsidiary to, (i) directly or indirectly solicit, initiate or encourage the submission of any Company Takeover Proposal (as defined in Section 6.02(h)), (ii) enter into any agreement with respect to any Company Takeover Proposal (except a confidentiality agreement in accordance with this Section 6.02(a)), (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any Company Subsidiary or (iv) directly or indirectly (A) participate in any discussions or negotiations with, or furnish any information with respect to, the Company or any Company Subsidiary to any person that is seeking to make, or has made, any proposal that constitutes a Company Takeover Proposal or (B) afford access to the business, properties, assets, books or records of the Company or any Company Subsidiary to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any person that is seeking to make, or has made, any proposal that constitutes a Company Takeover Proposal; provided, however, that prior to obtaining the Company Stockholder Approval the Company and its Representatives may, in response to a Company Takeover Proposal that was not solicited by the Company and that did not otherwise result from a breach of this Section 6.02(a), and subject to compliance with Sections 6.02(c) and 6.02(d), (x) furnish information with respect to the Company and the Company Subsidiaries to the person making such Company Takeover Proposal and its Representatives pursuant to a customary confidentiality agreement with terms not materially less favorable to the Company and not materially less restrictive to the person making such Company Takeover Proposal than those contained in the Confidentiality Agreement (as defined in Section 7.02) and Section 7.12 of this Agreement (a copy of which shall be provided to Parent for informational purposes only) and (y) participate in discussions or negotiations (including solicitation of a revised Company Takeover Proposal) with such person and its Representatives regarding such Company Takeover Proposal, if and only if, in the case of each of (x) and (y) above, the Company Board determines in good faith, after receipt of the advice of its financial advisor and outside legal counsel, that such Company Takeover Proposal is reasonably likely to result in a Superior Company Proposal (as defined in Section 6.02(h)).

                  (b) Neither the Company Board nor any committee thereof shall
(i) withdraw or modify in a manner adverse to Parent or Sub, or propose publicly to withdraw or modify in a manner adverse to Parent or Sub, the approval or recommendation by the Company Board or any such committee of this Agreement or the Merger, in each case unless the Company Board determines in good faith, after consultation with outside counsel, that it is necessary to do so in order to comply with its fiduciary duties under applicable Law, (ii) approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any Company Takeover Proposal or (iii) approve or recommend, or propose publicly to approve or recommend, any Company Takeover Proposal.

                  (c) In addition to the obligations of the Company set forth in
Section 9.05(b)(iii), the Company shall promptly (and in no event later than 1 business day after receipt of the relevant proposal or inquiry) advise Parent orally and in writing of any Company Takeover Proposal or any inquiry from a third party to an officer or director of the Company with respect to the making of a Company Takeover Proposal, the identity of the person making any such Company Takeover Proposal or inquiry and the material terms of any such Company Takeover Proposal or inquiry. The Company shall keep Parent promptly informed of the status (including any change to the material terms) of any such Company Takeover Proposal.

                  (d) Nothing contained in this Section 6.02 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders if, in the good faith judgment of the Company Board, after consultation with outside counsel, failure so to disclose would be inconsistent with its obligations under applicable Law.

                  (e) Notwithstanding clauses (a) and (b) of this Section 6.02, if, prior to obtaining the Company Stockholder Approval, the Company Board receives a Superior Company Proposal, then the Company Board may, in accordance with Section 9.05(b) (including the notice provisions therein), approve and recommend such Superior Company Proposal and cause the Company to terminate this Agreement and concurrently enter into a definitive agreement providing for implementation of such Superior Company Proposal.

                  (f) The Company (i) shall, and shall cause the Company Subsidiaries to, and shall instruct its Representatives to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any persons conducted prior to the date of this Agreement with respect to any Company Takeover Proposal and (ii) shall promptly request each person, if any, that has executed a confidentiality agreement within the 12 months prior to the date of this Agreement in connection with such person's consideration of any Company Takeover Proposal to return or destroy all confidential information heretofore furnished to such person by or on behalf of the Company or any Company Subsidiary.

                  (g) The Company shall promptly inform the Company Subsidiaries and its Representatives of the obligations undertaken in this Section 6.02.

                  (h) For purposes of the Transaction Agreements:

                  "Company Takeover Proposal" means (i) any proposal or offer for a merger, consolidation, dissolution, recapitalization or other business combination involving the Company, (ii) any proposal or offer to acquire in any manner, directly or indirectly, over 20% of the equity securities or consolidated total assets of the Company or (iii) any other transaction the consummation of which would reasonably be expected to impede, prevent or materially delay the Merger, in each case other than (A) the Transactions, (B) the performance of obligations pursuant to the Commercial Agreements or (C) any transaction involving Newco or its subsidiaries that will be consummated after the Effective Time.

                  "Superior Company Proposal" means any bona fide, unsolicited written proposal made by a third party to acquire, directly or indirectly, including pursuant to a tender or exchange offer, a merger, a consolidation, a liquidation or dissolution, a recapitalization or similar transaction, more than 50% of the combined voting power of the shares of Company Common Stock then outstanding or all or substantially all of the assets of the Company and the Company Subsidiaries, taken as a whole, on terms which the Company Board determines in good faith to be more favorable to the holders of Company Common Stock than the Transactions

         (after consultation with a financial advisor of nationally recognized reputation), taking into account all the terms and conditions of such proposal, including any break-up fees, expense reimbursement provisions and conditions to consummation, and this Agreement (including any proposal by Parent to amend the terms of the Transactions), and for which financing, to the extent required, is then fully committed or reasonably determined to be available by the Company Board.

                                  ARTICLE VII

                              Additional Agreements

                  SECTION 7.01. Preparation of the Proxy Statement, the Newco Form S-4 and the Newco Form 8-A; Company Stockholders Meeting. (a) As soon as practicable following the date of this Agreement, the Company shall (i) prepare the Proxy Statement, the Newco Form S-4 and the Newco Form 8-A and (ii) file the Proxy Statement, the Newco Form S-4 and the Newco Form 8-A with the SEC. The Proxy Statement will be included as a prospectus in the Newco Form S-4. Each of the Company and Parent shall use its reasonable best efforts to have the Newco Form S-4 declared effective under the Securities Act as promptly as practicable after such filing. Each of the Company and Parent shall use its reasonable best efforts to cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after the Newco Form S-4 is declared effective under the Securities Act. Each of Parent and the Company shall also take any action (other than qualifying to do business in any jurisdiction in which is not now so qualified or to file a general consent to service of process) required to be taken under any applicable state securities laws in connection with the issuance and distribution of Newco Common Stock in the Merger. Parent shall furnish all information concerning Parent, the Transactions, the Transaction Agreements and the Commercial Agreements and shall provide all other assistance and cooperation as may be reasonably requested by the Company in connection with the preparation, filing and distribution of the Proxy Statement and the Newco Form S-4 and any other action described in this Section 7.01(a). The parties shall notify each other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement, the Newco Form S-4 or the Newco Form 8-A or for additional information and shall supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or its staff on the other hand, with respect to the Proxy Statement, the Newco Form S-4, the Newco Form 8-A, the Merger, the other Transactions, the Transaction Agreements or the Commercial Agreements. Each of the Company and Parent shall use its reasonable best efforts to respond as promptly as practicable to any such comments or requests of the SEC. If at any time prior to receipt of the Company Stockholder Approval there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, the Newco Form S-4 or the Newco Form 8-A, the Company shall promptly prepare and mail to its stockholders such an amendment or supplement, and Parent shall cooperate in connection therewith. The Company shall not mail any Proxy Statement, the Newco Form S-4 or the Newco Form 8-A or any amendment or supplement thereto, to which Parent reasonably objects in a timely manner.

                  (b) The Company shall, as promptly as practicable following the date of this Agreement (taking into account any delays reasonably required as a result of the occurrence of any event described in the last sentence of this clause (b)), duly call, give notice of, convene and hold a meeting of its stockholders (the "Company Stockholders Meeting") for the purpose of seeking the Company Stockholder Approval. The Company shall, through the Company Board, recommend to its stockholders that they give the Company Stockholder Approval, except to the extent that the Company Board shall have withdrawn or modified its approval or recommendation of this Agreement, the Restructuring or the Merger as permitted by Section 6.02(b). Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to the first sentence of this
Section 7.01(b) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of any Company Takeover Proposal or (ii) the withdrawal or modification by the Company Board of its approval or recommendation of this Agreement, the Restructuring or the Merger.

                  SECTION 7.02. Access to Information; Confidentiality. The Company shall, and shall cause each Company Subsidiary to, afford to Parent, and to Parent's affiliates and their respective officers, employees and Representatives, reasonable access during normal business hours during the period after the date of this Agreement and prior to the Effective Time to the Company Records (as defined in the Restructuring Agreement); provided, however, that such access will not unreasonably interfere with the normal operations of the Company or any Company Subsidiary and the reasonable out-of-pocket expenses of the Company and any Company Subsidiary incurred in connection therewith will be paid by Parent; provided further, however, that the Company or any Company Subsidiary may withhold (a) any document or information that (i) the disclosure of which would violate any Contract with a third party or any applicable Law or Judgment or would result in the waiver of any legal privilege or work-product protection or (ii) otherwise relates to any litigation (A) between the Company and any of its affiliates, on the one hand, and Parent and any of its affiliates, on the other hand (including the License Litigation and the New Patent Litigation), or (B) in which the party requesting such document or information or any of its affiliates otherwise has an interest, or (b) such portions of documents or information that its outside counsel advises should not be disclosed in order to ensure compliance with antitrust or other similar Laws. Subject to the next two sentences of this Section 7.02, all information exchanged pursuant to this Section 7.02 shall be subject to the confidentiality agreement dated October 8, 2001, between the Company and affiliates of Parent (the "Confidentiality Agreement"), and the letter agreement dated November 6, 2002, between the Company and R Diagnostics (the "Letter Agreement"). As of and after the Effective Time, the Confidentiality Agreement shall have no further force and effect and shall be superseded by Section 3.07 of the Post-Closing Covenants Agreement. As of and after the Effective Time, Parent shall, and shall cause its affiliates to, treat all Newco Information (as defined in the Post-Closing Covenants Agreement), including information exchanged pursuant to this Section 7.02, as subject to Section 3.07 of the Post-Closing Covenants Agreement. None of the Company Records provided or received by any party to this Agreement will affect any of the representations and warranties of the

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                                                                              53

parties hereto contained in this Agreement or the conditions hereunder to the obligations of the parties hereto.

                  SECTION 7.03. Reasonable Best Efforts; Notification. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions, including (a) the taking of all acts necessary to cause the conditions to Closing to be satisfied as promptly as practicable, (b) the obtaining of all necessary actions or nonactions, waivers and Consents from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain a Consent or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (c) the obtaining of all necessary Consents or waivers from third parties; provided, however, that the parties shall not be required to pay or commit to pay any amount to (or incur any obligation in favor of) any person from whom any such Consent or waiver may be required (other than nominal filing or application fees), (d) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of any of the Transactions, including seeking to have any stay, order or injunction entered by any court or other Governmental Entity preventing consummation of any of the Transactions vacated or reversed and (e) the execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of this Agreement and the other Transaction Agreements. In connection with and without limiting the foregoing, (i) the Company and the Company Board shall (A) take all action necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to any Transaction or this Agreement or any other Transaction Agreement and (B) if any state takeover statute or similar statute or regulation becomes applicable to any Transaction or this Agreement or any other Transaction Agreement, take

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                                                                              54

all action necessary to ensure that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger and the other Transactions and (ii) Parent, on behalf of itself and its subsidiaries and affiliates, is hereby deemed to have granted any consent with respect to, and waived compliance with any requirements of, any term or provision of any Contract or arrangement in effect as of the date of this Agreement, between and among Parent or any of its subsidiaries or affiliates, on the one hand, and the Company or any Company Subsidiaries or affiliates, on the other hand, to the extent necessary in order to consummate the Transactions without resulting in a breach, default or other violation of any such Contract or arrangement. Notwithstanding the foregoing, the Company and its Representatives shall not be prohibited under this Section 7.03 from taking any action permitted by Section 6.02.

                  SECTION 7.04. Stock Options. (a) As soon as reasonably practicable following the date of this Agreement (or, in the case of any Company Stock Plan adopted after the date of this Agreement and prior to the Effective Time, as soon as reasonably practicable following the date of such Plan's adoption), the Company Board (or, if appropriate, any committee administering the Company Stock Plans) shall adopt such resolutions or take such other actions as may be required in order that each outstanding Company Stock Option, whether vested or unvested, shall be canceled upon the occurrence of the Effective Time, and that the holder of such Company Stock Option shall become entitled, within five business days following the Effective Time, to receive (i) a cash payment from Parent, in an amount equal to the product of (A) the excess of the Per Share Cash Merger Consideration over the exercise price of such Company Stock Option multiplied by (B) the number of shares of Company Common Stock for which such Company Stock Option shall not theretofore have been exercised (the "Option Shares") and (ii) a number of shares of Newco Common Stock from the Company equal to the product of (A) the Exchange Ratio multiplied by (B) the number of Option Shares. To the extent that the foregoing provisions would otherwise require the Company to provide to the holder of a Company Stock Option a fractional share of

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                                                                              55

Newco Common Stock, the Exchange Agent will instead pay cash in lieu of such fractional share based on the value of a share of Newco Common Stock determined in accordance with Section 2.02(e). All payments and distributions pursuant to this Section shall be subject to all appropriate withholding.

                  (b) Prior to the Effective Time, the Company Board shall adopt resolutions terminating the Company Stock Plans, and deleting provisions in any other Company Benefit Plan providing for the issuance, transfer or grant of any capital stock of the Company or any interest in respect of any capital stock of the Company, as of the Effective Time.

                  (c) In this Agreement:

                  "Company Stock Option" means any option to purchase Company Common Stock granted under any Company Stock Plan.

                  "Company Stock Plans" means the Company's 2001 Broad Based Option Plan, the Company's 1994 Stock Option Plan, the Company's 1994 Non-Employee Directors Stock Option Plan, the Company's 1985 Stock Option Plan and any plans permitting the grant of options to purchase Company Common Stock that are adopted by the Company or any Company Subsidiary after the date of this Agreement and prior to the Effective Time in compliance with the terms of this Agreement, in each case as amended through the date of this Agreement.

                  SECTION 7.05. Certain Claims. (a) Parent shall not, and shall not permit any affiliate of Parent or encourage any other person to, either before or after the Effective Time, assert any rights or pursue any actions or claims, whether directly or on a derivative basis, against (i) the Company or any of its affiliates or Newco or any affiliate of Newco or (ii) any of the current or former directors, officers, members of the board of managers, members, managers, employees, consultants, advisors, attorneys, trustees or agents of the Company or any of its affiliates or Newco or any affiliate of Newco (in each case, solely in their capacities as such), in each case for acts or omissions occurring (A) prior to the date of this Agreement or (B) after the date of this Agreement and prior to the Effective Time, whether known or unknown, and Parent shall not, and Parent shall not permit any affiliate of Parent to, cooperate with any person in the assertion of any such rights or pursuing any such actions or claims except
(x) as required by subpoena or other judicial or legal process or (y) as required by any inquiry by a Governmental Entity, but in each case only to the extent such inquiry or requirement to cooperate has not arisen as a result of a breach of this Section 7.05(a); provided, however, that this Section 7.05(a) shall not (1) affect any person's right to enforce any Transaction Agreement, any Commercial Agreement, any I/R Agreement (as defined in the Restructuring Agreement), any Newco I/R Agreement (as defined in the Restructuring Agreement), any agreement entered into between the Company, Newco or any of their respective affiliates, on the one hand, and any of the R Parties or any of their respective affiliates, on the other hand, after the date of this Agreement but prior to the Effective Time or any provision herein or therein in accordance with its terms,
(2) apply to any act or omission which constitutes fraud in the inducement with respect to any Transaction Agreement or any Commercial Agreement or (3) apply to any action permitted or required by the Ongoing Litigation Agreement; provided further, however, that in the event this Agreement is terminated, this Section 7.05(a) shall be null and void and shall not operate as a waiver or release of any rights, actions, interests or claims that might have been asserted or pursued but for this Section 7.05(a).

                  (b) The Company shall not, and shall not permit any affiliate of the Company or encourage any other person to, either before or after the Effective Time, assert any rights or pursue any actions or claims, whether directly or on a derivative basis, against (i) Parent or any of its affiliates or (ii) any of the current or former directors, officers, members of the board of managers, members, managers, employees, consultants, advisors, attorneys, trustees or agents of Parent or any of its affiliates (in each case, solely in their capacities as such), in each case for acts or omissions occurring (A) prior to the date of this Agreement or (B) after the date of this Agreement and prior to the Effective Time, whether known or unknown, and the Company shall not, and shall not permit any affiliate of the Company to, cooperate with any person in the assertion of any such rights or pursuing any such actions or claims except
(x) as required by subpoena or other judicial or legal process or (y) as required by any inquiry by a Governmental Entity, but in each case only to the extent such inquiry or requirement to cooperate has not arisen as result of a breach of this Section 7.05(b); provided, however, that this Section 7.05(b) shall not (1) affect any person's right to enforce any Transaction Agreement, any Commercial Agreement, any I/R Agreement, any Newco I/R Agreement, any agreement entered into between the Company, Newco or any of their respective affiliates, on the one hand, and any of the R Parties or any of their respective affiliates, on the other hand, after the date of this Agreement but prior to the Effective Time or any provision herein or therein in accordance with its terms,
(2) apply to any act or omission which constitutes fraud in the inducement with respect to any Transaction Agreement or any Commercial Agreement or (3) apply to any action permitted or required by the Ongoing Litigation Agreement; provided further, however, that prior to the Effective Time, the Company shall be entitled to take any and all actions necessary to dismiss the New Patent Litigation; and provided further, however, that in the event this Agreement is terminated, this Section 7.05(b) shall be null and void and shall not operate as a waiver or release of any rights, actions, interests or claims that might have been asserted or pursued but for this Section 7.05(b).

                  SECTION 7.06. Fees and Expenses. (a) Except as provided in this Agreement or in any other Transaction Agreement, all fees and expenses incurred in connection with the Merger and the other Transactions shall be paid by the party incurring such fees or expenses (it being understood that such fees and expenses of the Company shall be paid by the Company prior to the Closing or assumed by Newco pursuant to the Restructuring Agreement) whether or not the Merger is consummated.

                  (b) The Company shall pay to Parent a fee of $26,600,000 if:
(i) the Company terminates this Agreement pursuant to Section 9.01(d) and consummates the transactions contemplated by the applicable Superior Company Proposal or any other Company Takeover Proposal (solely for the purpose of this Section 7.06(b), "Company Takeover Proposal" shall have the meaning set forth in the

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                                                                              58

definition of Company Takeover Proposal in Section 6.02(h), except that the reference in such definition to "20%" shall be deemed to be a reference to "50%") received by the Company following such termination, or (ii) (A) either
(1) Parent terminates this Agreement pursuant to Section 9.01(c) or (2) (x) after the date of this Agreement, any person makes a Company Takeover Proposal,
(y) the Merger shall not have occurred on or before the Outside Date (as defined in Section 9.01(b)(i)) and (z) this Agreement is thereafter terminated pursuant to Section 9.01(b)(i) (but only if the Company Stockholders Meeting has not been held by the date that is two days prior to the date of such termination), and
(B) within 12 months after such termination the Company consummates the transactions contemplated by a Company Takeover Proposal. For the avoidance of doubt, the parties expressly agree that in no event will a fee be paid pursuant to this Section 7.06(b) unless and until the transactions contemplated by a Company Takeover Proposal (including a Company Takeover Proposal that constitutes a Superior Company Proposal) are consummated (and the payment of such fee shall otherwise be subject to the other provisions of this Section 7.06(b)). Any fee due under this Section 7.06(b) shall be paid by wire transfer of same-day funds on the date of such consummation of transactions referred to in Section 7.06(b)(i) or 7.06(b)(ii)(B), as the case may be, to an account designated by Parent.

                  (c) The Company shall reimburse Parent and Sub for all their reasonable expenses incurred in connection with this Agreement, the Commercial Agreements, the Merger, the other Transactions or the execution and delivery of the Commercial Agreements (i) in the event this Agreement is terminated by the Company in the circumstances described in Section 7.06(b)(i), no later than the date of such termination by the Company or (ii) in the event this Agreement is terminated by Parent pursuant to Section 9.01(c), within two business days after such termination by Parent; provided that the aggregate amount of such reimbursement shall not exceed $5,000,000. All payments made pursuant to this
Section 7.06(c) shall be paid by wire transfer of same day funds on the date such payment is due to an account designated by Parent.

                  (d) The Company acknowledges that the agreements contained in this Section 7.06 are an integral part of the Transactions and that, without these agreements, Parent and Sub would not enter into this Agreement.

                  SECTION 7.07. Public Announcements. Prior to the Effective Time, Parent and Sub, on the one hand, and the Company and Newco, on the other hand, shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger, the other Transactions, the Commercial Agreements and the transactions contemplated thereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

                  SECTION 7.08. Transfer Taxes. Subject to Section 2.01(f), all stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (including interest, penalties and additions to any such Taxes) ("Transfer Taxes") incurred in connection with the Transactions shall be paid as set forth in the Tax Allocation Agreement.

                  SECTION 7.09. Rights Agreement; Consequences if Rights Triggered. Except as approved in writing by Parent, the Company Board shall not
(a) amend the Company Rights Agreement, (b) redeem the Company Rights or (c) take any action with respect to, or make any determination under, the Company Rights Agreement, except, in each case, to the extent necessary to comply with the fiduciary duties of the Company Board as determined by it in good faith after consultation with outside counsel. If any Distribution Date or Shares Acquisition Date (as defined in the Company Rights Agreement) occurs under the Company Rights Agreement at any time during the period from the date of this Agreement to the Effective Time, the Company and Parent shall make such adjustment to the Merger Consideration as the Company and Parent shall mutually agree so as to preserve the economic benefits that the Company and Parent each reasonably expected on the date of this Agreement to

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                                                                              60

receive as a result of the Merger and the other Transactions.

                  SECTION 7.10. Listing of Newco Common Stock. The Company shall use its reasonable best efforts to cause the shares of Newco Common Stock to be distributed in the Merger to be approved for listing on a national securities exchange or approved for quotation on Nasdaq, in each case subject to official notice of issuance, prior to the Closing Date.

                  SECTION 7.11. Modifications to the License Agreement. The Company shall not, prior to the Effective Time, amend, waive or fail to enforce any provision of the License Agreement without the prior written consent of Parent.

                  SECTION 7.12. Standstill. From the date of this Agreement to the earlier of the Effective Time or the fifth anniversary of the termination of this Agreement in accordance with Section 9.01, Parent shall not, and Parent shall not permit any of its affiliates to, in any manner, whether publicly or otherwise, directly or indirectly, other than pursuant to or in furtherance of the Merger on the terms and subject to the conditions set forth in or as otherwise permitted by this Agreement, (a) acquire, agree to acquire or make any proposal to acquire, directly or indirectly, any securities or assets of the Company or any Company Subsidiary, except at the unsolicited specific written request of the Company, (b) propose to enter into, directly or indirectly, any tender or exchange offer, merger or other business combination or similar transaction involving the Company or any Company Subsidiary, except at the unsolicited specific written request of the Company, (c) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of the Company or any Company Subsidiary, (d) enter into any discussions, negotiations, arrangements, understandings or agreements (whether written or oral) with any other person (other than its Representatives) regarding any possible purchase or sale of any securities or assets of the Company or any Company Subsidiary, (e) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) to

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                                                                              61

vote, or seek to advise or influence any person with respect to the voting of, any securities of the Company or any Company Subsidiary, (f) call, or seek to call, a meeting of the Company's shareholders or initiate or propose any shareholder proposal or execute any written consent with respect to the Company,
(g) otherwise act, alone or in concert with others, to seek or attempt to control or influence the management, Company Board or policies of the Company (except to the extent conduct or settlement of litigation between R Diagnostics and the Company might be deemed such an attempt), (h) disclose any intention, plan or arrangement inconsistent with the foregoing or (i) advise, assist or encourage any other persons in connection with any of the foregoing. During the applicable period covered by the preceding sentence of this Section 7.12, Parent shall not, and Parent shall not permit any of its affiliates to, (i) request, directly or indirectly, that the Company or any of its Representatives amend or waive any provisions of this Section 7.12 (including, this sentence) or (ii) take any action which could reasonably be expected to require the Company to make a public announcement regarding the possibility of a business combination, merger or similar transaction other than the Merger, the other Transactions and the transactions contemplated by the Commercial Agreements.

                  SECTION 7.13. Pending Litigation. Each of the parties hereto acknowledges and agrees that their obligations, agreements and covenants under this Agreement, any other Transaction Agreement or any Commercial Agreement shall not in any way be diminished or otherwise affected by, and the consummation of the Merger, any of the other Transactions or the transactions contemplated by any of the Commercial Agreements and shall not in any way be conditioned upon or delayed as a result of, the status of or any development relating to the License Litigation or the New Patent Litigation.

                  SECTION 7.14. Company Secured Notes. Prior to the Effective Time, the Company shall give each holder of the 8.50% Senior Secured Notes of the Company (the "Company Secured Notes") notice of optional prepayment in accordance with Section 8.2 of the Senior Secured Notes Purchase Agreement (as defined in Section 10.03) and shall thereafter pay in full the Company Secured Notes and discharge and satisfy in full all obligations of the Company under the Senior Secured Notes Purchase Agreement, if any, in accordance with such notice and otherwise in accordance with the procedures set forth in the Senior Secured Notes Purchase Agreement.

                  SECTION 7.15. Restructuring. The parties to this Agreement acknowledge and agree that the implementation of the Restructuring, any of the other Transactions or the performance by the relevant parties of their obligations under the Commercial Agreements, in each case in accordance with their respective terms, shall not constitute (a) a breach or failure to be true or correct of any of the representations, warranties, agreements or covenants set forth in this Agreement or any other Transaction Agreement or (b) otherwise result in the failure of any condition to the obligations of any party hereto to effect the Merger or any other Transaction.

                  SECTION 7.16. Notices of Certain Events.

                  (a) The Company shall promptly notify Parent of:

                     (i) any notice or other communication from any person alleging that the Consent of such person is or may be required in connection with the Transactions or the execution and delivery of the Commercial Agreements;

                     (ii) any notice or other communication from any Governmental Entity in connection with the Transactions or the execution and delivery of the Commercial Agreements; and

                     (iii) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, the Company or any Company Subsidiary that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to
         Section 4.06, 4.12, 4.17, 4.18 or 4.19 or that relate to the consummation of the Transactions or the execution and delivery of the Commercial Agreements.

                  (b) Parent shall promptly notify the Company of:

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                                                                              63

                     (i) any notice or other communication from any person alleging that the Consent of such person is or may be required in connection with the Transactions or the execution and delivery of the Commercial Agreements;

                     (ii) any notice or other communication from any Governmental Entity in connection with the Transactions or the execution and delivery of the Commercial Agreements; and

                     (iii) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, any R Party that relate to the consummation of the Transactions or the execution and delivery of the Commercial Agreements.

                  SECTION 7.17. Company Financing Transaction. Prior to the Effective Time, each of Parent and the Company shall execute and deliver a note in substantially the form attached hereto as Exhibit A (the "Parent Note") pursuant to which Parent shall loan (the "Loan") to the Company an amount equal to $214,000,000 minus the amount (the "Cash Amount") of cash received by the Company from (a) the exercise of Company Stock Options and (b) the exercise of Company Warrants, in each case during the period from the date of this Agreement to 5:00 p.m., New York City time, on the date (the "Cut-Off Date") that is two business days prior to the Effective Time. The Company shall provide Parent with written notice of the Cash Amount one day prior to the Effective Time. Immediately prior to the Effective Time, Parent shall make the Loan.

                                  ARTICLE VIII

                              Conditions Precedent

                  SECTION 8.01. Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                  (a) Stockholder Approval. The Company shall have obtained the Company Stockholder Approval.

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                                                                              64

                  (b) Antitrust. Any waiting period under the HSR Act applicable to the Merger shall have expired or been terminated.

                  (c) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other Law preventing the consummation of the Merger shall be in effect; provided, however, that prior to asserting this condition the applicable party shall have used its reasonable best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such injunction or other order that may be entered.

                  (d) Form S-4. The Newco Form S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

                  (e) MSD. The MSD Agreements shall be in full force and effect and shall not have been amended or modified, and no provision thereof shall have been waived, without the prior written consent of Parent and the Company.

                  (f) Limited Mutual Release and Agreement. The Limited Mutual Release and Agreement shall be in full force and effect and shall not have been amended or modified, and no provision thereof shall have been waived, without the prior written consent of Parent, the Company and Newco.

                  SECTION 8.02. Conditions to Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                  (a) Representations and Warranties. (i) The representations and warranties of the Company contained in Sections 4.06(c), 4.06(g), 4.13(b)(i) and 4.20 shall be true and correct, (ii) the representations and warranties of the Company contained in Section 4.02(a) shall be true and correct in all material respects, (iii) all other representations and warranties of the Company contained in this Agreement (A) that are qualified by a reference to materiality or a Transaction Material Adverse Effect shall be true and correct (without regard to such reference), other than for such failures to be true and correct that, individually or in the aggregate, do not have a Transaction Material Adverse Effect, and (B) that are not so qualified shall be true and correct, other than for such failures to be true and correct that, individually or in the aggregate, do not have a Transaction Material Adverse Effect, in the case of each of clauses (i), (ii), (iii)(A) and (iii)(B), as of the date of this Agreement and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case as of such earlier date), and (iv) Parent shall have received a certificate signed by the chief executive officer of the Company to the foregoing effect.

                  (b) Performance of Obligations of the Company. (i) The Company shall have performed (A) its obligations required to be performed by it under Sections 6.01(a)(iii), 6.01(a)(viii) and 7.11, (B) in all material respects its obligations required to be performed by it under Sections 2.01(d), 6.01(a)(i), 6.01(a)(ii), 6.01(a)(vi), 6.01(a)(vii), 6.01(a)(ix), 6.01(a)(xi), 6.01(a)(xii),
6.01(a)(xiii) (solely to the extent relating to actions described in Section 6.01(a)(i), 6.01(a)(ii), 6.01(a)(vi), 6.01(a)(vii), 6.01(a)(ix), 6.01(a)(xi) or
6.01(a)(xii)), 7.04, 7.05 and 7.09, (C) its obligations required to be performed by it under covenants in this Agreement qualified by a reference to materiality or a Transaction Material Adverse Effect (without regard to such reference), other than such failures to perform that, individually or in the aggregate, do not have a Transaction Material Adverse Effect, and (D) all other obligations under this Agreement, other than such failures to perform that, individually or in the aggregate, do not have a Transaction Material Adverse Effect and (ii) Parent shall have received a certificate signed by the chief executive officer of the Company to the foregoing effect.

                  (c) Pre-Merger Transactions. The transactions contemplated by
Section 3.01 shall have been consummated in accordance with the terms of this Agreement and the Restructuring Agreement in all material respects.

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                                                                              66

                  (d) Company Secured Notes. The Company shall have paid in full the Company Secured Notes as contemplated by Section 7.14.

                  (e) Solvency Opinion. The Company shall have received an opinion from Duff & Phelps, LLC, American Appraisal Associates, Inc., Valuation Research, Inc. or other independent solvency firm of nationally recognized reputation reasonably acceptable to Parent in customary form and subject to customary qualifications and assumptions addressed to the Company Board substantially to the effect that Newco will not be Insolvent immediately after the Effective Time and after giving effect to the Restructuring, the other Transactions and the execution and delivery of the Commercial Agreements.

                  SECTION 8.03. Conditions to Obligations of the Company and Newco. The obligations of the Company and Newco to effect the Merger are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                  (a) Representations and Warranties. (i) The representations and warranties of Parent and Sub in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of Parent and Sub in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case on and as of such earlier date) and (ii) the Company and Newco shall have received a certificate signed by the chief executive officer of Parent to the foregoing effect.

                  (b) Performance of Obligations of Parent and Sub. (i) Parent and Sub shall have performed in all material respects their obligations and complied in all material respects with their agreements and covenants under this Agreement and (ii) the Company and Newco shall have received a certificate signed by the chief executive officer of Parent to the foregoing effect.

                  (c) Pre-Merger Transactions. The payment of the Damages Payment and the June 30 Royalty Payment shall have

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                                                                              67

been made in accordance with the terms of the Ongoing Litigation Agreement.

                  (d) Listing of Newco Common Stock. The shares of Newco Common Stock issuable to the Company's stockholders as contemplated by this Agreement shall have been approved for listing on a national securities exchange, or approved for quotation on Nasdaq, in either case subject only to official notice of issuance.

                  (e) Financing. The Parent Note shall have been executed and delivered by the parties thereto and the Company shall have received from Parent not less than $214,000,000 minus the Cash Amount in immediately available funds.

                  SECTION 8.04. Frustration of Closing Conditions. Neither the Company, on the one hand, nor Parent or Sub, on the other hand, may rely on the failure of any condition set forth in Article VIII to be satisfied if such failure was caused by the failure of the Company, on the one hand, or Parent or Sub on the other hand, to use its reasonable best efforts to consummate the Merger and the other Transactions, as required by and subject to Section 7.03.

                                   ARTICLE IX

                        Termination, Amendment and Waiver

                  SECTION 9.01. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of Company Stockholder Approval:

                  (a) by mutual written consent of Parent, Sub, the Company and Newco;

                  (b) by either Parent or the Company:

                     (i) if the Merger does not occur on or before July 24, 2004 (the "Outside Date"), unless the failure to consummate the Merger is the result of a material breach of this Agreement by the party seeking to terminate this Agreement; provided, however, that the passage of such period shall be tolled for any part thereof during which any party shall be subject to a non-final order, injunction or action preventing the Merger;

                     (ii) if any Law preventing the Merger shall come into effect or if any Governmental Entity issues an order, or injunction, or takes any other action permanently preventing the consummation of the Merger and such order, injunction or other action shall have become final and nonappealable, unless such order, injunction or other action is the result of a material breach of this Agreement by the party seeking to terminate; provided, however, that prior to seeking to terminate, such party shall have used its reasonable best efforts to prevent such injunction, order or other action and to appeal as promptly as possible any such injunction, order or other action; or

                     (iii) if, upon a vote at the Company Stockholders Meeting or any postponement or adjournment thereof, the Company Stockholder Approval is not obtained;

                  (c) by Parent, if the Company Board or any committee thereof
(i)(A) withdraws or modifies, in a manner adverse to Parent or Sub, or (B) proposes publicly to withdraw or modify, in a manner adverse to Parent or Sub, in either case, its approval or recommendation of this Agreement or the Merger,
(ii) fails to recommend to the Company's stockholders that they adopt this Agreement or (iii) approves or recommends, or proposes publicly to approve or recommend, any Company Takeover Proposal;

                  (d) by the Company in accordance with Section 9.05(b), including the notice provisions therein;

                  (e) by the Company, if Parent breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform, if capable of being cured, has not been cured within 30 days after the giving of written notice to Parent of such breach (provided that the Company may not terminate this Agreement pursuant to this Section 9.01(e) if it is then in material breach of any of its representations, warranties or covenants in this Agreement); or

                  (f) by the Company if it has not received the Damages Payment, the June 30 Royalty Payment or any Covenant Payment in immediately available funds in accordance with the terms of this Agreement and the Ongoing Litigation Agreement.

                  SECTION 9.02. Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in
Section 9.01, this Agreement shall forthwith become void and have no effect, without any Liability on the part of Parent, Sub or the Company, other than
Section 3.02, Section 4.07, Section 5.05, the fourth to last sentence of Section 7.02, Section 7.06, 7.07, 7.12, this Section 9.02 and Article X, which provisions shall survive such termination, and except for any liability that results from the material breach by a party of any representation, warranty or covenant set forth in this Agreement. Notwithstanding any provision in this Agreement to the contrary, as a result of the termination of this Agreement, neither Parent (on behalf of R Diagnostics) nor the Company shall be deemed to have (a) made a settlement with respect to, waived, given-up, compromised, prejudiced or qualified in any manner (i) its right to fully prosecute the New Patent Litigation, (ii) any of its rights or interests which are the subject of the New Patent Litigation or (iii) any claim made or to be made by either Parent or the Company, whether for damages or otherwise, in the New Patent Litigation or (b) made a settlement with respect to, waived, given up, compromised, prejudiced or qualified in any manner any of its rights or interests under the Final Judgment (as modified by the Court of Appeals Opinion) or any final judgment entered by the United States District Court for the District of Maryland consistent with the mandate to be returned by the United States Court of Appeals for the Fourth Circuit in connection with the Court of Appeals Opinion. Each of the Confidentiality Agreement and the Letter Agreement shall survive termination of this Agreement.

                  SECTION 9.03. Amendment. This Agreement may be amended by the parties at any time before or after receipt of the Company Stockholder Approval; provided, however, that after receipt of the Company Stockholder Approval, there shall be made no amendment that by applicable Law requires further approval by the stockholders of the Company without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties. Notwithstanding the foregoing, at any time prior to receipt of the Company Stockholder Approval, Newco may, in its sole discretion and with, if necessary, approval of its Board of Directors, unilaterally change the Exchange Ratio to equal the product of (a) a number determined by Newco and (b) such ratio prior to such change.

                  SECTION 9.04. Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of Section 9.03, waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                  SECTION 9.05. Procedure for Termination, Amendment, Extension or Waiver. (a) A termination of this Agreement pursuant to Section 9.01, an amendment of this Agreement pursuant to Section 9.03 or an extension or waiver pursuant to Section 9.04 shall, in order to be effective, require in the case of Parent, Sub, the Company or Newco, action by its Board of Directors or the duly authorized designee of its Board of Directors.

                  (b) The Company may terminate this Agreement pursuant to
Section 9.01(d) only if (i) the Company Board has received a Company Takeover Proposal, (ii) the Company Board shall have determined in good faith that such Company Takeover Proposal constitutes a Superior Company Proposal, (iii) the Company has notified Parent in writing of the determination described in Section 9.05(b)(ii), the identity of the person making the Superior Company Proposal and the material terms and conditions of the Superior Company Proposal; (iv) at least three business days following receipt by Parent of the notice referred to in Section 9.05(b)(iii), and, taking into account any revised proposal made by Parent since receipt of the notice referred to in Section 9.05(b)(iii), such Superior Company Proposal remains a Superior Company Proposal and the Company Board has again made the determinations referred to in Section 9.05(b)(ii) (although no additional time period shall be required following such determinations, but it being understood that any amendment to the price or any other material terms of such a Superior Company Proposal shall require an additional notice and a new three business day period), (v) the Company is in compliance with Section 6.02 and (vi) the Company Board concurrently approves and recommends, and the Company concurrently enters into, a definitive agreement providing for the implementation of such Superior Company Proposal.

                                   ARTICLE X

                               General Provisions

                  SECTION 10.01. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 10.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

                  SECTION 10.02. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice) of a fax followed by delivery of such notice by overnight courier of an international reputation:

                  (a) if to Parent or Sub or, after the Effective Time, the Company, to

                      Roche Holding Ltd
                      Grenzacherstrasse 124
                      CH-4070 Basel
                      Switzerland

                           Attention: Bruno Maier
                           Fax: +41 61 688 3196

                           with a copy to:

                           Davis Polk & Wardwell
                           450 Lexington Avenue
                           New York, NY 10017

                           Attention: Ulrika Ekman
                           Fax: (212) 450-3800

                  (b) if to Newco or, prior to the Effective Time, the Company, to

                           IGEN International, Inc.
                           16020 Industrial Drive
                           Gaithersburg, MD 20877

                           Attention: President
                           Fax: (301) 208-3789

                           with a copy to:

                           Cravath, Swaine & Moore LLP
                           825 Eighth Avenue
                           New York, NY 10019

                           Attention: Philip A. Gelston
                                      Sarkis Jebejian
                           Fax: (212) 474-3700

                  SECTION 10.03. Definitions. For purposes of the Transaction
Agreements:

                  An "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person. For the avoidance of doubt, (a) none of MSD, MST, JW, JW Consulting, Hyperion Catalysis, Wellstat Biologics, Wellstat Therapeutics, Proteinix and ICS is an affiliate of the Company or Newco for purposes of the Transaction Agreements and (b) neither Genentech, Inc., a Delaware corporation, nor Chugai Pharmaceutical Co., Ltd, a Japanese company, is an affiliate of Parent or Sub for purposes of the Transaction Agreements.

                  "Commercial Agreements" means the Covenants Not to Sue, the Improvements License Agreement, the License Agreement, the PCR License Agreement and the PCR Services Agreement.

                  "Court of Appeals Opinion" means the Opinion of the Court of Appeals for the Fourth Circuit dated July 9, 2003, with respect to Appeal No. 02-1537 (4th Cir.).

                  "Covered ECL Technology" shall have the meaning given to the term Licensed ECL Technology in the License Agreement.

                  "Covenants Not to Sue" means that certain agreement entered into simultaneously with the execution and delivery of this Agreement by Newco, MSD, MST, R Diagnostics, Parent and the Continuing Licensee Subsidiary providing for the reciprocal covenants not to sue of each party thereto.

                  "Environmental Law" means any binding and applicable Law, code, Judgment, injunction, Consent, or agreement issued, promulgated or entered into by or with any Governmental Entity, relating in any way to pollution, preservation or reclamation of natural resources, the presence, management, Release or threat of Release of, or exposure to, Hazardous Materials or to human health and safety.

                  "FHLR" means F. Hoffmann-La Roche Ltd, a Swiss limited liability company.

                  "Hazardous Material" means any chemical, material, substance, waste, pollutant or contaminant that is prohibited or regulated by or pursuant to any Environmental Law, including petroleum products and byproducts, asbestos, urea formaldehyde foam insulation, asbestos or asbestos-containing materials, medical or infectious wastes, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone-depleting substances.

                  "Improvements License Agreement" means that certain agreement entered into simultaneously with the execution and delivery of this Agreement by the Company and R Diagnostics providing for the license of certain intellectual property improvements.

                  "Insolvent" with respect to any person means, on the date of determination, (a) the fair value of the assets of such person, at a fair valuation, will not exceed its liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such person will not exceed the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent, or otherwise, as such liabilities become absolute and matured, or (c) such person will be unable to pay its liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured. Any determination as to the Insolvency of any person shall be made in a manner consistent with and assuming the Intended Treatment.

                  "Intellectual Property Rights" means (a) trademarks, service marks, brand names, certification marks, trade dress, assumed names, trade names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, (b) patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), (c) non-public information, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person, and (d) copyrighted works and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof.

                  "JW" means Jacob Wohlstadter, an individual whose business address is MSD, 9238 Gaither Road, Gaithersburg, MD 20877.

                  "JW Consulting" means JW Consulting Services, L.L.C., a Delaware limited liability company.

                  "Liabilities" means any and all debts, liabilities, commitments and obligations, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, whenever or however arising and whether or not the same would be required by GAAP to be reflected in financial statements or disclosed in the notes thereto.

                  "Licensed Intellectual Property Rights" means all Intellectual Property Rights owned by a third party and licensed or sublicensed to either the Company or any Company Subsidiary.

                  "License Litigation" means Civil Action PJM-97-3461 (D. Md.) and Appeal No. 02-1537 (4th Cir.).

                  "Limited Mutual Release and Agreement" means the Release and Agreement dated as of the date of this Agreement, among the Company, Newco, Hyperion, Wellstat Biologics, Wellstat Therapeutics, Proteinix and ICS.

                  "MSD" means Meso Scale Diagnostics, LLC., a Delaware limited liability company.

                  "MSD Agreements" means the agreements set forth on Schedule A to this Agreement.

                  "MSD Consent" means the Global Consent and Agreement dated as of the date of this Agreement, among Parent, the Company, Newco, MSD, MST, JW and JW Consulting.

                  "MST" means Meso Scale Technologies, LLC., a Delaware limited liability company.

                  "Newco Rights" mean the rights issued pursuant to a shareholder rights agreement as contemplated by Section 2.02 of the Restructuring Agreement.

                  "New Patent Litigation" means Civil Action Case No. PJM 03CV2000 pending as of the date of this Agreement before the United States District Court for the District of Maryland and any related actions (other than the License Litigation) and the Civil Action, Case No. LG Dusseldorf 4b O 258/03, in the regional court of Dusseldorf, Germany, filed on July 9, 2003, and any related actions (other than the License Litigation).

                  "1992 License Agreement" means the License and Technology Development Agreement dated as of September 23, 1992, between the Company and R Diagnostics.

                  "Owned Intellectual Property Rights" means all Intellectual Property Rights owned or jointly owned by either the Company or any Company Subsidiary.

                  A "Parent Material Adverse Effect" means a material adverse effect on the business or assets of Parent and its subsidiaries, taken as a whole, other than facts, events, changes, effects and developments relating to the economy in general or to Parent's industry in general and not specifically relating to Parent or any of its subsidiaries.

                  "PCR License Agreement" means the License Agreement (Human IVD, Veterinary IVD, HLA Typing, Paternity, DNA Manufacturing and Plasma Testing) dated as of the date of this Agreement, among Newco, R Diagnostics, FHLR and RMS (as defined in this Section 10.03).

                  "PCR Services Agreement" means the License Agreement (Human IVD Services and Animal Diagnostic Services) dated as of the date of this Agreement, among Newco, R Diagnostics, FHLR and RMS.

                  A "person" means any individual, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migrating into or through the environment or any facility, building or structure.

                  "RMS" means Roche Molecular Systems, Inc., a Delaware corporation.

                  "R Parties" means R Corp, Parent, Sub, R Diagnostics, FHLR and RMS.

                  "Senior Secured Notes Purchase Agreement" means the Note Purchase Agreement, dated as of March 22, 1999, among the Company and the purchasers party thereto.

                  A "subsidiary" of any person means another person, an amount of the voting securities or other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person. For the avoidance of doubt, neither Genentech, Inc., a Delaware corporation, nor Chugai Pharmaceutical Co., Ltd., a Japanese company, is a subsidiary of Parent or Sub for purposes of the Transaction Agreements.

                  "Transaction Agreements" means this Agreement, the Restructuring Agreement, the Post-Closing Covenants Agreement, the Tax Allocation Agreement, the Limited Mutual Release and Agreement, the Ongoing Litigation Agreement and the MSD Consent.

                  A "Transaction Material Adverse Effect" means any change, effect, occurrence, condition, development or state of facts that (a) renders the Company Insolvent immediately prior to the Effective Time or (b) after giving effect to and assuming the consummation of the Restructuring and the other Transactions, (i) results in or would reasonably be expected to result in a loss (in whole or in part or for any period of time other than any such loss that arises out of or results from any action by, or failure to act on the part of, R Diagnostics or any of its affiliates) (A) by the Company (through the Continuing Licensee Subsidiary) of its ownership of, rights to and under and license under the License Agreement or (B) by Newco of, or a failure by Newco to obtain or retain, its ownership of, rights to and license of the Intellectual Property Rights that comprise the Covered ECL Technology, in the case of each of clauses (i)(A) and (i)(B) that materially impairs the legal right of R Diagnostics and its affiliates, taken as a whole, to make, have made, use, sell, place or otherwise commercialize products using Covered ECL Technology as contemplated by the License Agreement or (ii) renders Newco Insolvent at the Effective Time; provided, however, that no change, effect, occurrence, condition or development or state of facts (x) arising out of, related to, or in connection with, the License Litigation or the New Patent Litigation or (y) principally attributable to the economy in general or Newco's industry in general shall constitute a Transaction Material Adverse Effect.

                  SECTION 10.04. Interpretation. When a reference is made in this Agreement to a Section, Exhibit, Schedule or party, such reference shall be to a Section of, or an Exhibit, Schedule or party to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein", "hereby" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "date hereof" shall refer to the date of this Agreement. The term "or" is not exclusive. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if". The words "in the ordinary course consistent with past practice" and words of similar import when used in this Agreement with respect to Newco or any of its subsidiaries shall be interpreted to mean in the ordinary course consistent with past practice of the Company and the Company Subsidiaries. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. For the avoidance of doubt, all lower case words used in this Agreement shall be interpreted in accordance with Delaware Law unless such lower case word is otherwise defined in this Agreement. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.

                  SECTION 10.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  SECTION 10.06. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Each party need not sign the same counterpart.

                  SECTION 10.07. Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Company Disclosure Letter (a) taken together with the other Transaction Agreements, the Commercial Agreements, the Confidentiality Agreement and the Letter Agreement, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the Transactions and the transactions contemplated by the Commercial Agreements; provided, however, that as of and after the Effective Time, the Confidentiality Agreement shall have no further force and effect and shall be superseded by Section 3.07 of the Post-Closing Covenants Agreement and (b) except for the provisions of Article II, Section 7.04 and
Section 7.05, is not intended to confer upon any person other than the parties any rights or remedies.

                  SECTION 10.08. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  SECTION 10.09. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void; provided, however, the parties acknowledge and agree that the conversion of Newco in accordance with Section 2.01 of the Restructuring Agreement and the continuation of Newco as a result thereof shall be deemed not to be an assignment and shall not require any consent of any party. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                  SECTION 10.10. Enforcement; Consent to Service of Process. (a) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Delaware state court or any Federal court of the United States of America sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Delaware state court or any Federal court of the United States sitting in the State of Delaware in the event any dispute arises out of this Agreement or any Transaction, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court,
(iii) agrees that it will not bring any action relating to this Agreement or any Transaction in any court other than in any Delaware state court or any Federal court of the United States of America sitting in the State of Delaware and (iv) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any Transaction.

                  (b) Parent hereby appoints Roche Holdings, Inc., with offices on the date of this Agreement at 1201 N. Orange Street, Suite 1050, Wilmington, Delaware 19801, as its authorized agent (the "Authorized Agent"), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or any Transaction that may be instituted in any court described in Section 10.10(a). Parent agrees to take any and all reasonable action, including the filing of any and all documents, that may be necessary to establish and continue such appointment in full force and effect as aforesaid. Parent agrees that service of process upon the Authorized Agent shall be, in every respect, effective service of process upon Parent.

                  IN WITNESS WHEREOF, Parent, Sub, the Company and Newco have duly executed and delivered this Agreement, all as of the date first written above.

                                                  ROCHE HOLDING LTD,

                                                   By /s/ D. Franz B. Humer
                                                     _________________________
                                                     Name: D. Franz B. Humer
                                                     Title: President and
                                                            Chairman

                                                   By /s/ Erich Hunziker
                                                     _________________________
                                                     Name: Erich Hunziker
                                                     Title: Chief Financial
                                                            Officer

                                                66 ACQUISITION CORPORATION II,

                                                   By /s/ G. Keller
                                                     _________________________
                                                     Name: Gottlieb Keller
                                                     Title: President

                                                IGEN INTERNATIONAL, INC.,

                                                   By /s/ Samuel J. Wohlstadter
                                                     _________________________
                                                     Name: Samuel J. Wohlstadter
                                                     Title: Chairman and Chief
                                                            Executive Officer

                                                IGEN INTEGRATED HEALTHCARE,
                                                LLC,

                                                   By /s/ Richard J. Massey
                                                     _________________________
                                                     Name: Richard J. Massey
                                                     Title: President and Chief
                                                            Operating Officer

                                                                      SCHEDULE A

                                 MSD AGREEMENTS

MSD Consent

Consent by MSD and MST to the License Agreement in the form attached to the License Agreement

Covenants Not to Sue

Joinder of MSD and MST to the Ongoing Litigation Agreement in the form set forth in the Ongoing Litigation Agreement

                                                                     EXHIBIT A


               THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
               UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE SOLD OR TRANSFERRED
               UNDER CIRCUMSTANCES THAT WOULD RESULT IN A
               VIOLATION OF THE REGISTRATION REQUIREMENTS OF SUCH ACT OR OTHER APPLICABLE LAWS


                                  DEMAND NOTE



                                             Dated:__________________, 200__


     FOR VALUE RECEIVED, the undersigned, IGEN INTERNATIONAL, INC., a Delaware corporation, (the "Borrower"), hereby promises to pay to the order of ROCHE HOLDING LTD, a joint stock company organized under the laws of Switzerland (the "Lender"), on demand after the Effective Time (as defined in the Merger Agreement (as defined below)), the principal sum of US$_____________ (______________ United States Dollars) (such principal sum, together with any accrued interest added to the principal hereof as hereinafter provided being referred to herein as the "Principal Amount"), and to pay interest (computed on the basis of 360-day years of twelve 30-day months) on the unpaid Principal Amount hereof from the date hereof at the rate of ______% per annum, payable semi-annually on December 1 and June 1 in each year (each such date, an "Interest Payment Date"), commencing on _____________, 200_, until the Principal Amount is paid in full and to pay on demand interest (so computed) on any overdue principal and, to the extent permitted by applicable law, on any overdue interest, from the due date thereof at a rate per annum equal to ______% until the obligation with respect to the payment thereof shall be discharged. The Borrower shall pay all amounts due hereunder on _______________ (the "Maturity Date") to the extent that such amount was not paid prior to the Maturity Date. Notwithstanding anything to the contrary in this Demand Note, the Lender shall not make any demand for payment hereunder until after the Effective Time.

     Payments of principal and interest shall be made in lawful money of the United States of America at the principal office of the Lender; provided, however, that the Borrower shall have the option, in lieu of paying accrued interest in cash





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

on any Interest Payment Date, to satisfy its obligation to pay such accrued interest by adding the amount of such accrued interest to the principal hereof on such Interest Payment Date. Any amount so added to the principal hereof shall thereafter accrue interest at the applicable per annum rate set forth above until paid in full.

     The parties hereto agree that (i) no loan hereunder shall be made until immediately prior to the Effective Time (as defined in the Agreement and Plan of Merger dated as of July 21, 2003 (the "Merger Agreement") among the Lender, a wholly-owned subsidiary of the Lender, the Borrower and a wholly-owned subsidiary of the Borrower), (ii) no obligation to repay such loan shall arise until such loan is actually made and (iii) no interest shall accrue hereunder until such loan is actually made.

     The Borrower agrees that this Demand Note is and shall remain an unsubordinated obligation of the Borrower that ranks pari passu with all other senior unsecured indebtedness of the Borrower.

     The Borrower agrees that the account of the Lender shall be prima facie evidence of the amounts loaned by the Lender to the undersigned and the amounts repaid by the undersigned to the Lender. The date and amount of the initial Principal Amount, the date and amount of each addition to the Principal Amount, and the date and amount of each prepayment of the Principal Amount, may be endorsed by the Lender on the schedule attached hereto which is part of this Demand Note. The obligations of the Borrower under this Demand Note shall be absolute and the Borrower hereby irrevocably waives any right (whether arising by operation of law or otherwise) to any setoff, counterclaim or reduction of its obligations with respect to any amounts payable under this Demand Note based on any claims that the Borrower has against the Lender, its affiliates or any other person.

     Any outstanding amounts hereunder may be paid in full or in part without prior notice at any time.

     The Borrower hereby waives presentment for payment, demands, notice of dishonor and protest of this Demand Note and further agrees that none of its terms or provisions may be waived, altered, modified or amended except as the Lender may consent in a writing duly signed for and on its behalf. No failure or delay on the part of the Lender in exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

     This Demand Note is binding upon the Borrower and its successors and assigns and is for the benefit of the Lender and its successors and assigns, except that the Borrower may not assign or otherwise transfer its rights or obligations under this Demand Note.

     THIS DEMAND NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.




                                   IGEN INTERNATIONAL, INC.


                                   By:
                                       -------------------------------
                                       Name:
                                       Title:






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


                       ADVANCES AND PAYMENTS OF PRINCIPAL

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                                        Amount of
               Initial    Additions to  Principal      Unpaid       Notation
     Date     Principal    Principal      Amount      Principal       Made
                Amount       Amount      Prepaid       Amount          By
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